Filed Pursuant to Rule 497(b)
Registration File No. 333-31247

SUPPLEMENTAL INFORMATION MEMORANDUM

FOR THE NETHERLANDS

Units issued in respect of

SPDR DOW JONES INDUSTRIAL AVERAGE ETF TRUST

(“SPDR DJIA TRUST”)

(A Unit Investment Trust organised in the United States)

This supplemental information memorandum (“Supplemental Information Memorandum”) dated February 13, 2019 incorporates the attached prospectus dated February 12, 2019 (“Prospectus” and, together with this Supplemental Information Memorandum, “Introduction Memorandum”(1)) issued by the SPDR DJIA TRUST (the “Trust”). Terms defined in the Prospectus shall have the same meaning when used in this Supplemental Information Memorandum.

The Introduction Memorandum constitutes an offering in the Netherlands only. The Introduction Memorandum does not constitute an offer of, nor an invitation by or on behalf of the Trust to purchase any units of the Trust (“Units”), and may not be used for or in connection with any offer to, or solicitation by, anyone in any other jurisdiction or in any circumstance in which such offer or solicitation is not authorized by the Trust or is unlawful. No action is being taken to permit an offering of Units or the distribution of the Introduction Memorandum in any jurisdiction where such action is required.

Units are listed on Euronext in Amsterdam (“Euronext Amsterdam”), the regulated market of Euronext Amsterdam N.V. This Supplemental Information Memorandum contains additional information as required by the Dutch Financial Supervision Act (Wet op het financieel toezicht), as amended, the rules promulgated thereunder and the Netherlands Authority for the Financial Markets (Stichting Autoriteit Financiële Markten) (the “AFM”).

(1)

The Introduction Memorandum constitutes a prospectus for the Dutch market as required by the Dutch Financial Supervision Act (Wet op het financieel toezicht), as amended, and the rules promulgated thereunder.

SPDR DOW JONES INDUSTRIAL AVERAGE ETF TRUST

SUPPLEMENTAL INFORMATION MEMORANDUM

FOR THE NETHERLANDS

“Dow Jones Industrial AverageSM”, “DJIA®”, “Dow Jones®”, “The Dow®” and “DIAMONDS®” are registered trademarks and service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”), and have been licensed for use by S&P OPCO LLC, a subsidiary of S&P Dow Jones Indices LLC (“S&P”), a division of S&P Global, and sublicensed for use by State Street Global Advisors Funds Distributors, LLC (formerly known as State Street Global Markets, LLC). The Trust, PDR Services LLC and NYSE Arca, Inc. are permitted to use these trademarks and service marks pursuant to separate “Sublicenses.” The Trust is not sponsored, endorsed, sold or marketed by S&P, Dow Jones, their respective affiliates or their third party licensors.

“SPDR®” is a trademark of Standard & Poor’s Financial Services LLC and has been licensed for use by S&P and sublicensed for use by State Street Global Advisors Funds Distributors, LLC. No financial product offered by State Street Global Advisors Funds Distributors, LLC or its affiliates is sponsored, endorsed, sold or marketed by S&P, its affiliates or its third party licensors.

SPDR DOW JONES INDUSTRIAL AVERAGE ETF TRUST

The Trust is a unit investment trust organised in the United States (“US”) and is a single fund that issues securities called “Units,” which represent a proportionate undivided ownership interest in a portfolio of common stocks (the “Portfolio”) that are included in the Dow Jones Industrial Average (“DJIA”), with the weight of each stock in the Portfolio substantially corresponding to the weight of such stock in the DJIA. In the Prospectus, the term “Portfolio Securities” refers to the common stocks that are actually held by the Trust and make up the Trust’s Portfolio, while the term “Index Securities” refers to the common stocks that are included in the DJIA, as determined by S&P Dow Jones Indices LLC (“S&P”).

PDR Services LLC, the sponsor of the Trust (the “Sponsor”)*, accepts full responsibility for the accuracy of information contained in the Introduction Memorandum other than that given in the Prospectus under the heading “Report of Independent Registered Public Accounting Firm,” and confirms, having made all reasonable enquiries, that to the best of its knowledge and belief, there are no other facts the omission of which would make any statement in the Introduction Memorandum misleading. No other person accepts such responsibility or makes such confirmation.

The Trust is governed by an amended trust agreement (the “Trust Agreement”) dated November 1, 2004 (effective as of November 8, 2004), as amended by an amendment dated and effective as of February 14, 2008, by an amendment dated and effective as of October 24, 2008, by an amendment dated December 22, 2009 (effective as of February 27, 2010), each made between State Street Bank and Trust Company, the retired trustee of the Trust (the “Retired Trustee”), and the Sponsor, by an amendment dated April 12, 2017 (effective as of June 16, 2017), made between State Street Global Advisors Trust Company, the trustee of the Trust (the “Trustee”), and the Sponsor, and by an amendment dated August 4, 2017 (effective as of September 5, 2017), made between the Trustee, and the Sponsor. Terms defined in the US Prospectus shall have the same meaning when used in this Prospectus.

All orders to buy and sell Units trading on Euronext Amsterdam will be made in euro (€). The primary trading markets for Portfolio Securities are the New York Stock Exchange LLC (the “NYSE”) and the Nasdaq Stock Market where the Portfolio Securities trade in US dollars. The NYSE and the Nasdaq Stock Market, are in New York, NY, United States, in the US Eastern Time Zone, and have regular trading hours between 9:30 a.m. and 4:00 p.m. Certain of the securities in the DJIA (“Index Securities”) may trade in euro on various European markets and in other currencies on other national markets.

The primary trading market for Units is in the United States, where Units are listed on NYSE Arca, Inc. (“NYSE Arca”). Investors should note that trading in Units may be halted under certain circumstances. Please refer to pages 54 to 55 and 60 to 61 of the Prospectus. Trading of Units on Euronext Amsterdam may be halted if the Trust fails

*	PDR Services LLC is also the sponsor of SPDR S&P 500 ETF Trust and SPDR S&P MIDCAP 400 ETF Trust.

to comply with certain requirements of Euronext Amsterdam. Regular trading for Units ends at 4:00 p.m. on NYSE Arca (“New York Trading Hours”). Investors should be aware that Netherlands time is generally six hours ahead of United States Eastern Standard time. Trading on Euronext Amsterdam currently occurs between the hours of 9:00 a.m. and 5:30 p.m. in the Netherlands. Therefore, trading in Units on Euronext Amsterdam will begin before US markets open and end before regular trading concludes in the United States. Also, the securities markets in the Netherlands and the United States will be closed on certain national holidays in each country, so there will be days when Units can trade on Euronext Amsterdam but not in the United States, and vice versa.

The Trust issues and redeems Units in the United States only in multiples of 50,000 Units in exchange for the Portfolio Deposit (i.e., a specified portfolio of Index Securities and cash). Units listed on Euronext Amsterdam can be transferred only through the book-entry settlement system of Euroclear. No separate share certificates representing one or more Units will be issued. The Trust is independent of all secondary market activities occurring on Euronext Amsterdam and does not make a market in Units either directly or through an intermediary. Investors purchasing or selling Units on Euronext Amsterdam will do so at market prices and will pay ordinary commissions and other usual charges for their trades in Units to their brokers.

The Sponsor makes available every 15 seconds throughout the trading day at NYSE Arca a number representing the intraday indicative value (“IIV”) for a Unit. The IIV represents, on a per-Unit basis, an amount equal to the sum of (i) the then-current value of the securities portion of a Portfolio Deposit as in effect on such day and (ii) the accumulated dividends on the securities held in the Trust’s Portfolio, net of expenses and accrued liabilities, calculated on a per-Creation Unit basis through and including the previous Business Day.(1)

During trading hours on Euronext Amsterdam, Euronext Amsterdam N.V. will calculate and publish throughout its trading day an intraday figure in euro for a Unit called the indicative net asset value (“INAV”).(2)

Because Euronext Amsterdam N.V. uses a methodology and data to calculate the INAV that differ from those used to calculate the IIV published by NYSE Arca, the INAV and the IIV may not be the same. Investors interested in creating or redeeming Units or purchasing or selling Units in the secondary market should not rely solely on the INAV or IIV in making investment decisions but should also consider other

(1)

NYSE Arca makes every effort to ensure the accuracy of the IIV. However, it should be noted that the IIV is derived from external sources. NYSE Arca accepts no explicit or implicit liability for the accuracy, completeness or updating of the IIV, or for the value thereof. The inability of NYSE Arca to provide the IIV will not in itself result in a halt in the trading of Units on NYSE Arca.

(2)

Euronext Amsterdam N.V. makes every effort to ensure the accuracy of the INAV. However, it should be noted that the INAV is derived from external sources. Euronext Amsterdam N.V. accepts no explicit or implicit liability for the accuracy, completeness or updating of the INAV, or for the value thereof. The inability of Euronext Amsterdam N.V. to provide the INAV will not itself result in a halt in the trading of Units on Euronext Amsterdam. The Sponsor is not responsible for the calculation of the INAV and accepts no explicit or implicit liability for the accuracy or completeness of the INAV, or of the value thereof.

market information and relevant economic and other factors (including, without limitation, information regarding the DJIA, the Index Securities and financial instruments based on the DJIA).

The Trust is registered as a unit investment trust under the US Investment Company Act of 1940, as amended, and Units are registered under the US Securities Act of 1933, as amended, with the US Securities and Exchange Commission (the “SEC”). Regulatory oversight of the Trust is primarily the province of the SEC.

The Trust and the Sponsor are subject to the Dutch Financial Supervision Act (Wet op het financieel toezicht), as amended. The Sponsor is the management company of the Trust (beheerder) and the Trustee (which, directly or through the Depository Trust Company or State Street Bank and Trust Company, has possession of the Portfolio) is the custodian of the Trust (bewaarder), both within the meaning of the Dutch Financial Supervision Act. Pursuant to Article 2:65 of the Dutch Financial Supervision Act, it is prohibited to offer in the Netherlands interests in a collective investment scheme, such as the Trust, if the management company of such collective investment scheme (or, if the collective investment scheme does not have a separate management company, the collective investment scheme itself) does not have a license from the AFM, unless an exception or exemption applies. Under the Dutch Financial Supervision Act, an exception applies to the Sponsor in respect of the requirement to obtain a license from the AFM to act as the management company of a collective investment scheme for so long as the United States is considered by the Dutch Minister of Finance (Minister van Financiën) to have “adequate supervision” of collective investment schemes. By Ministerial Decree of January 1, 2007, as amended, in respect of the accreditation of states as referred to in Article 2:66 of the Dutch Financial Supervision Act, the United States was accredited by the Dutch Minister of Finance to have such adequate supervision in respect of collective investment schemes authorized by, and subject to supervision of, the SEC. The Trust and the Sponsor will remain subject to certain ongoing requirements under the Dutch Financial Supervision Act relating to the disclosure of certain information to investors, including the publication of financial statements. The Trust is registered with the AFM pursuant to Article 1:107 of the Dutch Financial Supervision Act.

On July 22, 2013 the Alternative Investment Fund Managers Directive (Directive 2011/61/EU, “AIFMD”) was implemented in the Dutch Financial Supervision Act. Pursuant to the AIFMD, as implemented in the Dutch Financial Supervision Act, the Sponsor is subject to additional (ongoing) requirements. These requirements include requirements to report certain information concerning the Trust and the Sponsor to the AFM and the Dutch Central Bank on a regular basis and to provide certain information to investors on a regular basis. The Sponsor has delegated the requirement to report information concerning the Trust and the Sponsor to the Dutch Central Bank to the Trustee.

The Sponsor, as legal representative of the Trust, may discontinue the listing of Units on Euronext Amsterdam and request the AFM to terminate the registration in the

Netherlands if the Sponsor determines that to do so is in the best interest of the Trust and the investors, which determination the Sponsor will make in its sole discretion. In that event, delisting of Units in the Netherlands will take effect as of the close of business on the twentieth (20th) business day after public notice by Euronext Amsterdam N.V. of its receipt of an application for discontinuation of the listing of Units, provided Units are listed on another regulated stock exchange on the day of delisting on Euronext Amsterdam. The AFM will terminate the Trust’s registration as soon as practicable following the delisting of Units on Euronext Amsterdam, provided that Units in the Trust are no longer marketed in the Netherlands and there are no investors based in the Netherlands holding Units in the Trust. The decision to delist from Euronext Amsterdam and the request to the AFM to terminate the registration will be announced by means of a press release and through a notice in a daily newspaper of wide circulation in the Netherlands and on NIBC Bank N.V.’s website at https://www.nibc.com/spdr/. After the Units are delisted from Euronext Amsterdam, investors may be able to trade Units on other markets. Higher brokerage fees may apply for trades of Units on other markets.

If the Trust were to terminate in accordance with the terms of the Trust Agreement, investors would be notified at least 20 days prior to such termination, as described in the Prospectus. In the case of termination of the Trust, Units would similarly be delisted and the registration of the Trust in the Netherlands would be terminated.

In the event a meeting of the holders of Units is convened, notice of such meeting will be published in a daily newspaper of wide circulation in the Netherlands and on NIBC Bank N.V.’s website at https://www.nibc.com/spdr/ no later than on the fifteenth (15th) day prior to the day of the meeting. The notice will contain the agenda and the contents of all documents cognizance of which is of importance to the holders of Units trading on Euronext Amsterdam for the purposes of the agenda or an indication of where these documents may be obtained in the Netherlands free of charge.

A copy of the semi-annual reports of the Trust will be published within nine (9) weeks following the end of the first half (1/2) of the Trust’s fiscal year, and a copy of the Trust’s annual report will be published within four (4) months following the end of the Trust’s fiscal year. All such reports can be obtained free of charge at the offices of NIBC Bank N.V. and on NIBC Bank N.V.’s website at https://www.nibc.com/spdr/.

In relation to Dividends on Units trading on Euronext Amsterdam, the following applies:

i.	Dividends will be paid by the Trust in immediately available funds in US dollars.

ii.

Any dividends or other distributions on Units will be announced on NIBC Bank N.V.’s website at https://www.nibc.com/spdr/ and in a daily newspaper of wide circulation in the Netherlands. The regular monthly ex-dividend date for Units is the third Friday in each calendar month, unless such day is not a business day, in which case the ex-dividend date is the immediately preceding business day (“Ex-Dividend Date”). Beneficial Owners reflected in the records of Euroclear Nederland (ENL) and the ENL Participants on the first (1st) Business Day following the Ex-Dividend Date (“Record Date”) are entitled to receive an amount representing dividends accumulated on Portfolio Securities through the monthly dividend period which ends on the Business Day preceding such Ex-Dividend Date (including stocks with ex-dividend dates falling within such monthly dividend period), net of fees and expenses, accrued daily for such period.

iii.

In those circumstances in which the actual dividend amount is not available in time to allow for publication on the Ex-Dividend Date, the notice in the daily newspaper of wide circulation will specify that the actual dividend amount will be available from NIBC Bank N.V.’s website at https://www.nibc.com/spdr/ prior to the opening of trading on Euronext Amsterdam.

The value of an investment in the Units traded on Euronext Amsterdam may be affected by exchange rate fluctuations of the US dollar against the euro, due to the fact that the Units are traded on Euronext Amsterdam in euro while the Units and the Portfolio Securities are traded in US markets in US dollars.

Losses may be sustained by the Trust as a result of negligence, fraudulent behaviour and/or insolvency of the Trustee. Such losses may adversely affect the value of the Units.

Investors should seek professional advice to ascertain (a) the possible tax consequences, (b) the legal requirements and (c) any foreign exchange restrictions or exchange control requirements which they may encounter under the laws of the countries of their citizenship, residence or domicile and which may be relevant to the subscription, holding or disposal of Units.

Investors in the Trust are advised to review the Introduction Memorandum in its entirety and carefully consider the risk factors set out under the headings “Summary—Principal Risks of Investing in the Trust” on pages 4 to 5 of the Prospectus and “Additional Risk Information” on pages 60 to 62 of the Prospectus, and to refer to the sections of this Supplemental Information Memorandum entitled “Certain United States Federal Income Tax Considerations” and “Netherlands Taxation” for a discussion of the tax consequences of an investment by Dutch investors in Units.

A key investor information document is available with information about the Trust including the costs and risks associated with an investment in Units. Investors are advised to obtain a copy of the key investor information document from the website of NIBC Bank N.V. at https://www.nibc.com/spdr/ and read it carefully before buying Units.

ENQUIRIES

All enquiries about the Trust should be directed to SPDR DOW JONES INDUSTRIAL AVERAGE ETF TRUST, c/o NIBC Bank N.V., attn. Equity Agency Services, Gustav Mahlerlaan 348, 1082 ME Amsterdam, the Netherlands, telephone +31 (0) 20 550 8415.

The 2016, 2017 and 2018 annual reports of the Trust are incorporated by reference. Copies of these reports, the letter from the AFM confirming the registration with the AFM pursuant to Article 1:107 of the Dutch Financial Supervision Act (Wet op het financieel toezicht), the Introduction Memorandum, Trust Agreement, latest report(3) and the key investor information document can be obtained free of charge at the offices of NIBC Bank N.V. or on NIBC Bank N.V.’s website at https://www.nibc.com/spdr/.

Additional information regarding the Trust, including semi-annual reports, may be obtained free of charge on NIBC Bank N.V.’s website at https://www.nibc.com/spdr/ and at www.spdrs.com.

(3)

This report, published on a daily basis, contains the information required by Article 50(2) of the Netherlands Decree on Market Conduct Supervision of Financial Undertakings (Besluit Gedragstoezicht financiële ondernemingen Wft), including the composition and total value of the investments of the Trust, the number of outstanding Units and the net asset value per Unit.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following is a description of certain US federal income tax consequences of the beneficial ownership of Units by a person that is, for US federal income tax purposes, a nonresident alien individual, a foreign corporation, a foreign trust or a foreign estate (a “Non-US Holder”). The discussion below does not apply to a Non-US Holder who is a nonresident alien individual and is present in the United States for 183 days or more during any taxable year. Such Non-US Holders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Trust. The discussion below provides general tax information relating to a Non-US Holder’s investment in Units, but it does not purport to be a comprehensive description of all the US federal income tax considerations that may be relevant to a particular Non-US Holder’s decision to invest in Units. This discussion does not describe all of the tax consequences that may be relevant in light of a Non-US Holder’s particular circumstances or tax consequences applicable to Non-US Holders subject to special rules, such as a nonresident alien individual who is a former citizen or resident of the United States; an expatriated entity; a controlled foreign corporation; or a passive foreign investment company.

If an entity that is classified as a partnership for US federal income tax purposes holds Units, the US federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding Units and partners in such partnerships should consult their tax advisors as to the particular US federal income tax consequences of holding and disposing of the Units.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), administrative pronouncements, judicial decisions, and final, temporary and proposed Treasury regulations all as of the date hereof, any of which is subject to change, possibly with retroactive effect.

Prospective purchasers of Units are urged to consult their tax advisors with regard to the application of the US federal income and estate tax laws to their particular situations, as well as any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

The US federal income taxation of a Non-US Holder depends on whether the income that the Non-US Holder derives from the Trust is “effectively connected” with a trade or business that the Non-US Holder conducts in the United States (and if required by an applicable tax treaty, is attributable to a US permanent establishment maintained by the Non-US Holder). If the income that a Non-US Holder derives from the Trust is not “effectively connected” with a US trade or business conducted by such Non-US Holder (or, if an applicable tax treaty so provides, the Non-US Holder does not maintain a permanent establishment in the United States), distributions of “investment company taxable income” (as described in the US Prospectus) to such Non-US Holder will generally be subject to US federal withholding tax at a rate of 30% (or lower rate under an applicable tax treaty). Under the treaty for the avoidance of double taxation between the Netherlands and the United States, any such distributions derived by a qualified resident of the Netherlands (as determined under the treaty) will be subject to a reduced rate of withholding of 15%. Provided that certain requirements are satisfied, this withholding tax will not be imposed on dividends paid by the Trust to the extent that the underlying income out of which the dividends are paid consists of US-source interest income or short-term capital gains that would not have been subject to US withholding tax if received directly by the Non-US Holder (“interest-related dividends” and “short-term capital gain dividends,” respectively).

A Non-US Holder whose income from the Trust is not “effectively connected” with a US trade or business (or, if an applicable tax treaty so provides, does not maintain a permanent establishment in the United States) will generally be exempt from US federal income tax on capital gain dividends and any amounts retained by the Trust that are designated as undistributed capital gains, as described in the US Prospectus. In addition, such a Non-US Holder will generally be exempt from US federal income tax on any gains realized upon the sale or exchange of Units.

If the income from the Trust is “effectively connected” with a US trade or business carried on by a Non-US Holder (and, if required by an applicable tax treaty, is attributable to a US permanent establishment maintained by the Non-US Holder), any distributions of “investment company taxable income,” any capital gain dividends, any amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units will be subject to US federal income tax, on a net income basis, at the rates applicable to holders of Units who are US persons for US federal income tax purposes. For more information, see “Federal Income Taxes - Tax Consequences to U.S. Holders” in the US Prospectus. A Non-US Holder that is a corporation may also be subject to the US branch profits tax.

Information returns will be filed with the US Internal Revenue Service (the “IRS”) in connection with certain payments on the Units and may be filed in connection with payments of the proceeds from a sale or other disposition of Units. A Non-US Holder may be subject to backup withholding on distributions or on the proceeds from a redemption or other disposition of Units if such Non-US Holder does not certify its non-US status under penalties of perjury or otherwise establish an exemption. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the Non-US Holder’s US federal income tax liability, if any, and may entitle the Non-US Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

In order to qualify for the exemption from US withholding on interest-related dividends, to qualify for an exemption from US backup withholding and to qualify for a reduced rate of US withholding tax on Trust distributions pursuant to an income tax treaty, a Non-US Holder must generally deliver to the withholding agent a properly executed IRS form (generally, Form W-8BEN or Form W-8BEN-E, as applicable). In order to claim a refund of any Trust-level taxes imposed on undistributed net capital gain, any withholding taxes or any backup withholding, a Non-US Holder must obtain a US taxpayer identification number and file a US federal income tax return, even if the Non-US Holder would not otherwise be required to obtain a US taxpayer identification number or file a US income tax return.

Under Sections 1471 through 1474 of the Code (“FATCA”), a withholding tax at the rate of 30% will generally be imposed on payments of dividends on Units to certain foreign entities (including financial intermediaries) unless the foreign entity provides the withholding agent with certifications and other information (which may include information relating to ownership by U.S. persons of interests in, or accounts with, the foreign entity). Treasury and the IRS have recently issued proposed regulations that (i) provide that “withholdable payments” will not include gross proceeds from the disposition of property that can produce U.S. source dividends or interest, as otherwise would have been the case after December 31, 2018 and (ii) state that taxpayers may rely on these provisions of the proposed regulations until final regulations are issued. If FATCA withholding is imposed, a beneficial owner of Units that is not a foreign financial institution generally may obtain a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Non-U.S. Holders should consult their tax advisors regarding the possible implications of FATCA on their investment in Units.

NETHERLANDS TAXATION

GENERAL

The following summary describes the principal Netherlands tax consequences of the acquisition, holding, redemption and disposal of Units. This section solely addresses the situation of investors resident or deemed resident of the Netherlands. This section does not purport to be a comprehensive description of all Netherlands tax considerations that may be relevant to a decision to acquire, hold or dispose of Units. Each investor should consult his or her own professional tax advisor with respect to the tax consequences of an investment in Units. The discussion of the principal Netherlands tax consequences of the acquisition, holding, redemption and disposal of Units set forth below is included for general information only.

This summary is based on the Netherlands tax legislation, published case law, treaties, rules, regulations and similar documentation in force as at the date hereof. The law and regulations upon which this summary is based are subject to changes with or without retroactive effect. Any such change may invalidate the contents of this summary.

Any Netherlands tax consequences relating to the application of FATCA on the investment in Units is not discussed.

For the purpose of the principal Netherlands tax consequences described herein, it is assumed that:

(i) neither the Trust is, nor one or more companies whose shares are included in the DJIA are, a resident or deemed to be a resident of the Netherlands for Netherlands tax purposes or have or are deemed to have any taxable presence in the Netherlands for Netherlands tax purposes;

(ii) no individual holder of Units (“Individual Holder”), alone, or together with his or her partner (as that term is statutorily defined) or certain other related persons, owns or is deemed to own, directly or indirectly, (a) an interest of 5 percent (5%) or more in the Units in circulation of the Trust or in the total issued and outstanding capital of a company whose shares are included in the DJIA or of 5 percent (5%) or more in a certain class of Units or in a certain class of shares of a company whose shares are included in the DJIA, (b) rights to acquire, directly or indirectly such interest (whether or not already issued) or (c) certain profit sharing rights in the Trust or certain profit sharing rights in a company whose shares are included in the DJIA, relating to five percent (5%) or more of the annual profit or the liquidation proceeds of the Trust or the company whose shares are included in the DJIA; and that no such interest as mentioned under (a), (b) or (c) has been disposed of, or is deemed to have been disposed of, on a non-recognition basis;

(iii) no Individual Holder is taxed for the purposes of Netherlands income tax as an entrepreneur having an enterprise, a co-entitlement to the net value of an enterprise or an independent activity in the Netherlands to which the Units are attributable, or derives benefits from miscellaneous activities (resultaat uit overige werkzaamheden) or may otherwise be taxed with respect to benefits derived from the Units being treated as income derived from work and home;

(iv) no Individual Holder’s Units or benefits derived therefrom are in any way connected to his past, present or future employment, if any;

(v) no holder of Units that is a corporate entity or treated as a corporate entity for Netherlands corporate income tax purposes (“Corporate Holder”), is eligible for the participation exemption (as set out in the Netherlands Corporate Income Tax Act 1969);

(vi) no Corporate Holder qualifies as an exempt investment institution (vrijgestelde beleggingsinstelling) or investment institution (beleggingsinstelling) for the purpose of the Netherlands Corporate Income Tax Act 1969, as a pension fund, or otherwise as a taxpayer exempt, in whole or in part, for Netherlands corporate income tax purposes;

(vii) no holder of Units has a taxable presence outside the Netherlands to which the Units are attributable and as a result of which the Netherlands is obliged to grant relief for the avoidance of double taxation in connection with the (deemed) benefits derived from the Units;

(viii) a holder of Units is the beneficial owner (uiteindelijk gerechtigde) of the Units and/or the benefits derived from the Units; and

(ix) no Corporate Holder has an interest of at least twenty-five percent (25%) or more in the Units in circulation of the Trust or in the total issued and outstanding capital of a company whose shares are included in the DJIA.

For the avoidance of doubt, it is assumed that the Trust only holds shares in companies that are included in the DJIA.

Where in this paragraph reference is made to a Corporate Holder or an Individual Holder, that concept includes, without limitation:

1.	an owner of one or more Units who, in addition to the title to such Units, has an economic interest in such Units;

2.	a person who or an entity that holds the entire economic interest in one or more Units;

3.

a person who or an entity that holds an interest in an entity, such as a partnership or a mutual fund, which is treated as transparent for Netherlands tax purposes and which entity holds one or more Units as referred to under 1. and 2. above;

4.

a person who is deemed to hold an interest in Units pursuant to the attribution rules in the Netherlands Income Tax Act 2001 with respect to property that has been segregated in a trust or a foundation.

DIVIDEND WITHHOLDING TAX

Distributions from the Trust are not subject to Netherlands dividend withholding tax.

CORPORATE INCOME TAX AND INDIVIDUAL INCOME TAX

Corporate Holders

If a Corporate Holder is subject to Netherlands corporate income tax and the Units are attributable to its (deemed) business assets, income realized in connection with the Units, whether as a result of (mandatory) revaluation, distribution, redemption or transfer of the Units or otherwise, is generally taxable in the Netherlands.

In general, the US dividend withholding tax that is withheld with respect to distributions made by the Trust to a Corporate Holder, which is the beneficial owner of the Units and the distributions, will be creditable for Netherlands corporate income tax purposes, subject to limitations and restrictions.

Individual Holders

An Individual Holder who is a resident, or treated as being a resident of the Netherlands for the purposes of Netherlands income tax, should generally record the Units as assets that are held in box 3. Taxable income with regard to the Units is then determined on the basis of a progressive deemed return on income from savings and investments (sparen en beleggen), rather than on the basis of income actually received or gains actually realised. This progressive deemed return is applied to the holder’s yield basis (rendementsgrondslag) at the beginning of the calendar year, insofar as the yield basis exceeds a certain threshold. Such yield basis is determined as the fair market value of certain qualifying assets held by the holder of the Units, less the fair market value of certain qualifying liabilities at the beginning of the calendar year. The fair market value of the Units will be included as an asset in the holder’s yield basis. The deemed return on income from savings and investments is taxed at a rate of 30%. Actual income such as dividend and capital gains realised by the Individual Holder will as such not be subject to Netherlands income tax.

The taxable income in box 3 is calculated in conjunction with the following three brackets (insofar as the yield basis exceeds a certain tax exempt threshold):

-	A: the taxable yield basis up to and including EUR 71,650 is deemed to make an annual return of 1.94%

-	B: the taxable yield basis from EUR 71,650 up to and including EUR 989,736 is deemed to make an annual return of 4.45%

-	C: the taxable yield basis from EUR 989,736 is deemed to make an annual return of 5.6%.

In general, the US dividend withholding tax which is withheld with respect to distributions made by the Trust to an Individual Holder, who is the beneficial owner of the Units and the distributions, will be creditable for Netherlands income tax purposes, subject to limitations and restrictions.

GIFT AND INHERITANCE TAXES

Generally, gift and inheritance taxes will be due in the Netherlands in connection with the acquisition of Units by way of gift by, or on the death of, a holder of Units who is a resident or deemed to be a resident of the Netherlands for purposes of Netherlands gift tax or Netherlands inheritance tax, as applicable, at the time of the gift or of his or her death.

An individual of the Netherlands nationality is for instance deemed to be a resident of the Netherlands for the purpose of the Netherlands gift and inheritance tax if he or she has been a resident of the Netherlands during the ten years preceding the gift or his or her death. An individual of any other nationality is deemed to be a resident of the Netherlands for the purpose of the Netherlands gift tax only if he or she has been residing in the Netherlands at any time during the twelve months preceding the time of the gift.

If a donor makes a gift of Units, then becomes a resident or is deemed a resident of the Netherlands, and dies as a resident or deemed a resident of the Netherlands within 180 days after the gift, Netherlands inheritance tax will be due on such gift.

VALUE ADDED TAX (VAT)

No Netherlands VAT should arise in respect of the issuance or transfer of Units or with regard to distributions on Units.

OTHER TAXES AND DUTIES

No capital tax, net wealth tax, registration tax, customs duty, transfer tax, stamp duty or any other similar documentary tax or duty will be due in the Netherlands by an Individual Holder or a Corporate Holder in respect of or in connection with the subscription, issue, placement, allotment or delivery of Units.

GENERAL AND STATUTORY INFORMATION

CURRENCY

All valuations set forth in the Introduction Memorandum, semi-annual and annual reports and other communications or materials provided by the Trust or the Sponsor shall be stated in US Dollars ($).

PAYING AGENT

The Trust has appointed NIBC Bank N.V. as the Netherlands paying agent with respect to the offering of the Units in the Netherlands.

LISTING

The Units are listed on Euronext Amsterdam. NIBC Bank N.V. is acting as the listing agent for the Units for the listing on Euronext Amsterdam.

CLEARING AND SETTLEMENT

The Units have been accepted for settlement through the systems of Euroclear.

ISIN code: US78467X1090

NOTICES

Any notice regarding the Units shall be validly given if published in at least one daily newspaper of wide circulation in the Netherlands. Any such notice shall be deemed to have been given on the date of publication or, if published more than once, on the date of the first publication.

NIBC Bank N.V. will make available free of charge to investors in the Netherlands investor communications from the Trust, including semi-annual and annual reports, prospectuses and communications and materials relating to investor meetings.

COMPLAINTS

Complaints about the Trust or the Sponsor should be sent in writing to Douglas Yones, PDR Services LLC, c/o NYSE Holdings LLC, 11 Wall Street, New York, NY 10005, telephone +1-866-787-2257.

AUDITOR

PricewaterhouseCoopers Accountants N.V. (Thomas R. Malthusstraat 5, P.O. Box 90357, 1006 BJ, Amsterdam, The Netherlands) is the auditor of this Introduction Memorandum.

TOTAL EXPENSE RATIO OF THE TRUST

This chart shows the total expense ratio of the Trust (after rebates, Trustee’s earning credits and waivers) for the fiscal years 2009-2018.

Total Expense Ratio of the Trust

10/31/ 2018	10/31/ 2017	10/31/ 2016	10/31/ 2015	10/31/ 2014	10/31/ 2013	10/31/ 2012	10/31/ 2011	10/31/ 2010	10/31/ 2009
0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.18%	0.17%

•	The total expense ratio is post-calculated at least once a year by dividing the total costs by the average intrinsic value of the SPDR DJIA Trust.

•

Ordinary operating expenses do not include taxes, brokerage commissions and any extraordinary non-recurring expenses, including the cost of any litigation to which the SPDR DJIA Trust or the Trustee may be a party.

STOCK MOVEMENT INFORMATION CHART:

DAILY CLOSING PRICE OF A UNIT VS.

DAILY CLOSING INDEX LEVEL OF THE DJIA VS.

DAILY NAV OF A UNIT

FOR THE PREVIOUS CALENDAR YEAR.

Sources:

The daily NAV and daily closing price of the Trust were provided by the NYSE Arca and the daily closing index level for the DJIA was provided by Bloomberg. Although information contained in the Stock Movement Information Chart above has been obtained from sources deemed to be reliable, all information is provided “as is” without warranty of any kind. Because of the possibility of human and mechanical errors, as well as other factors, the Sponsor is not responsible for any errors or omissions in the information contained in the Stock Movement Information Chart above.

PORTFOLIO TURNOVER RATE

Pursuant to the formula promulgated under the US Investment Company Act of 1940, as amended, the Trust’s portfolio turnover rate is 2% for the fiscal year ended October 31, 2018. This portfolio turnover rate is calculated by dividing the lesser of purchases or sales by the monthly average value of the portfolio * 100.

LEGAL PROCEEDINGS

As of the date of this Supplemental Information Memorandum, the Trust is not involved in any legal proceedings which might have an impact on the Trust’s future financial situation.

EXPENSES OF THE TRUST

Information relating to the expenses of the Trust is set out in the Prospectus under “Expenses of the Trust”. The estimated audit expenses in relation to the annual audit of the financial statements of the Trust by PricewaterhouseCoopers LLP amount to USD 23,700 and are based on an estimate of hours times billing rates. The audit expenses are charged to the results of the Trust.

MATERIAL CHANGES

There are no material changes since the last full financial year.

RELATIONSHIP BETWEEN INVESTORS AND THE TRUST

The legal relationship between holders of Units and the Trust is governed by the Standard Terms and Conditions of the Trust (available on NIBC Bank N.V.’s website at https://www.nibc.com/spdr/). The Standard Terms and Conditions of the Trust are governed by New York law.

There is no treaty between the Netherlands and the United States on the recognition and enforcement of civil law judgments of Dutch courts in the United States. Therefore it is uncertain whether a judgment relating to the Standard Terms and Conditions of the Trust rendered by a court in the Netherlands would be recognized and enforced in the State of New York.

TREATMENT OF INVESTORS

The Trust and the Sponsor expect to treat investors equally and without preferential treatment with respect to access of information relating to the Trust, subject to applicable laws and regulations. The Trust is independent of all secondary market activities occurring on Euronext Amsterdam and does not make a market in Units either directly or through an intermediary.

PERIODIC DISCLOSURE

Pursuant to the Dutch Financial Supervision Act (Wet op het financieel toezicht) and the rules promulgated thereunder, the Sponsor is required to periodically disclose information on:

•	the percentage of the Trust’s assets which are subject to special arrangements arising from their illiquid nature;

•	any new arrangements for managing the liquidity of the Trust;

•	the current risk profile of the Trust and the risk management systems employed by the Sponsor to manage those risks;

•

any changes to the maximum level of leverage which the Sponsor may employ on behalf of the Trust, as well as any right of the re-use of collateral or any guarantee granted under the leveraging arrangement;

•	the total amount of leverage employed by the Trust.

The Sponsor will make the above information available in a periodic disclosure report on an annual basis at the same time the annual report is made available. The periodic disclosure report will be available on NIBC Bank N.V.’s website at https://www.nibc.com/spdr/.

STATEMENT IN ACCORDANCE WITH ARTICLE 115X(1)(D) OF THE DECREE ON MARKET CONDUCT (Besluit Gedragstoezicht financiële ondernemingen)

The Sponsor believes that it, the Trust and the Trustee comply with the applicable requirements of the Dutch Financial Supervision Act (Wet op het financieel toezicht) and the rules promulgated thereunder and that the Introduction Memorandum complies with the applicable provisions of the Dutch Financial Supervision Act and the rules promulgated thereunder.

Assurance report of the independent auditor

To: PDR Services LLC, sponsor of SPDR Dow Jones Industrial Average ETF Trust

Assurance report on the prospectus and the supplemental information memorandum for the Netherlands of SPDR Dow Jones Industrial Average ETF Trust

Our opinion

In our opinion the prospectus of (dated 12 February 2019) and the supplemental (dated 13 February 2019) information memorandum for the Netherlands of SPDR Dow Jones Industrial Average ETF Trust (hereinafter: the Trust), New York, contains in all material respects at least the information required by the Act on financial supervision (‘Wet op het financieel toezicht’, hereinafter: Wft) to be included in the prospectus and the supplemental information memorandum for the Netherlands.

What we have examined

We have been engaged, pursuant to article 115x subsection 1e BGfo Wft to provide assurance on the content of the prospectus and the supplemental information memorandum for the Netherlands of the Trust. Within this context, we have examined whether the prospectus of (dated 12 February 2019) and the supplemental (dated 13 February 2019) information memorandum for the Netherlands of the Trust at least contains the information as required pursuant to the Wft1.

Unless specifically stated to the contrary in the prospectus and the supplemental information memorandum for the Netherlands, the information contained in the prospectus and the supplemental information memorandum for the Netherlands is unaudited.

The basis for our opinion

We conducted our examination in accordance with Dutch law, including the Dutch Standard 3000A ‘Assurance engagements other than audits or reviews of historical financial information’ (attest engagements). . This engagement is aimed to provide reasonable assurance. Our responsibilities under this standard are further described in the section ‘Our responsibilities for the examination’ of our report.

Pursuant to section 115x paragraph 1c of the Decree on the supervision of the conduct of financial enterprises (‘Besluit gedragstoezicht financiële ondernemingen Wft’, hereinafter: BGfo Wft) the prospectus and the supplemental information

[1]

pursuant to section 4:37p subsection 1 and section 4:37l subsection 3 and 4 of the Act on financial supervision (‘Wet op het financieel toezicht’, hereinafter: Wft), and section 115j, 115v and 115x, of the Decree on the supervision of the conduct of financial enterprises (‘Besluit gedragstoezicht financiële ondernemingen Wft’, hereinafter: BGfo Wft)

memorandum for the Netherlands contains the information necessary for investors to form an opinion on the Trust and the associated costs and risks. The law does not require us to perform procedures with respect to section 115x subsection 1c BGfo Wft.

We believe that the assurance information we have obtained is sufficient and appropriate to provide a basis for our opinion.

Independence and quality control

We are independent of the Trust in accordance with the ‘Verordening inzake de onafhankelijkheid van accountants bij assurance-opdrachten’ (ViO, Code of Ethics for Professional Accountants, a regulation with respect to independence) and other relevant independence requirements in the Netherlands. Furthermore, we have complied with the ‘Verordening gedrags- en beroepsregels accountants’(VGBA, Code of Ethics for Professional Accountants, a regulation with respect to rules of professional conduct’).

We apply the ‘Nadere voorschriften kwaliteitssystemen (NVKS, Regulations for quality systems) and accordingly maintain a comprehensive system of quality control including documented policies and procedures regarding compliance with ethical requirements, professional standards and other applicable legal and regulatory requirements.

Responsibilities for the prospectus and the supplemental information memorandum for the Netherlands and the examination thereof

Responsibilities of the sponsor for the prospectus and the supplemental information memorandum for the Netherlands of the Trust

The sponsor of the Trust is responsible for:

•

drawing up the prospectus and the supplemental information memorandum for the Netherlands that contains at least the information required for the prospectus and the supplemental information memorandum for the Netherlands pursuant to the Wft;

Furthermore, management is responsible for such internal control as it determines is necessary to enable the preparation of the prospectus and the supplemental information memorandum for the Netherlands that is free from material misstatement, whether due to error or fraud.

Our responsibilities for the examination

Our objective is to plan and perform our examination in a manner that allows us to obtain sufficient and appropriate assurance evidence for our opinion.

Our opinion aims to provide reasonable assurance that the prospectus and the supplemental information memorandum for the Netherlands of the Trust contains at least the information required to be included in the prospectus and the supplemental information memorandum for the Netherlands under the Wft. Reasonable assurance is a high but not absolute level of assurance which makes it possible that we may not detect all misstatements. It is our responsibility to issue a statement as referred to in section 115x subsection 1e of the BGfo Wft.

Misstatements may arise due to fraud or error. They are considered to be material if, individually or in the aggregate, they could reasonably be expected to influence the decisions of users taken on the basis of the prospectus and the supplemental information memorandum for the Netherlands. The materiality affects the nature, timing and extent of our assessment and the evaluation of the effect of identified misstatements on our opinion.

Procedures performed

An assurance engagement includes, among others, examining appropriate evidence on a sample of relevant information. We have exercised professional judgement and have maintained professional scepticism throughout the examination, in accordance with the Dutch Standard 3000A, ethical requirements and independence requirements.

Our examination consisted, among other things of the following:

•

Our procedures have been limited to examining whether the prospectus and the supplemental information memorandum for the Netherlands of the Trust contains at least the information required by the Wft for a prospectus and the supplemental information memorandum for the Netherlands.

•

Identifying and assessing the risks of material misstatement of the prospectus and the supplemental information memorandum for the Netherlands, whether due to fraud or error, designing and performing audit procedures responsive to those risks, and obtaining audit evidence that is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the intentional override of internal control.

•

Obtaining an understanding of internal control relevant to the examination in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control.

Amsterdam, 13 February 2019

PricewaterhouseCoopers Accountants N.V.

A. van der Spek RA

SPDR® DOW JONES INDUSTRIAL AVERAGESM ETF Trust (“DIA” or the “Trust”)

(A Unit Investment Trust)

Principal U.S. Listing Exchange for SPDR® DOW JONES INDUSTRIAL AVERAGESM ETF Trust: NYSE Arca, Inc.

under the symbol “DIA”

Prospectus Dated February 12, 2019

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Securities of the Trust (“Units”) are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are such Units deposits or obligations of any bank. Such Units of the Trust involve investment risks, including the loss of principal.

COPYRIGHT 2019 PDR Services LLC

“Dow Jones Industrial AverageSM”, “DJIA®”, “Dow Jones®”, “The Dow®” and “DIAMONDS®” are registered trademarks and service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”), and have been licensed for use by S&P OPCO LLC, a subsidiary of S&P Dow Jones Indices LLC (“S&P”), a division of S&P Global, and sublicensed for use by State Street Global Advisors Funds Distributors, LLC (formerly known as State Street Global Markets, LLC). The Trust, PDR Services LLC and NYSE Arca, Inc. are permitted to use these trademarks and service marks pursuant to separate “Sublicenses.” The Trust is not sponsored, endorsed, sold or marketed by S&P, Dow Jones, their respective affiliates or their third party licensors.

“SPDR®” is a trademark of Standard & Poor’s Financial Services LLC and has been licensed for use by S&P and sublicensed for use by State Street Global Advisors Funds Distributors, LLC. No financial product offered by State Street Global Advisors Funds Distributors, LLC or its affiliates is sponsored, endorsed, sold or marketed by S&P, its affiliates or its third party licensors.

i

SUMMARY

Investment Objective

The Trust seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the Dow Jones Industrial Average (the “DJIA”).

Fees and Expenses of the Trust

This table estimates the fees and expenses that the Trust pays on an annual basis, which you therefore pay indirectly when you buy and hold Units. It does not reflect brokerage commissions that you may pay for purchases and sales of Units on the secondary markets.

Unitholder Fees:	None
(fees paid directly from your investment)

Estimated Annual Trust Ordinary Operating Expenses:

(expenses that you pay each year as a percentage of the value of your investment)

Current Estimated Annual Trust Ordinary Operating Expenses	As a % of Trust Average Net Assets
Trustee’s Fee	0.06%
DJIA License Fee	0.04%
Marketing	0.06%
Other Operating Expenses	0.01%
Expenses	0.17%

Future expense accruals will depend primarily on the level of the Trust’s net assets and the level of expenses.

Growth of $10,000 Investment Since Inception(1)

(1)	Past performance is not necessarily an indication of how the Trust will perform in the future.

The Trust’s Investments and Portfolio Turnover

The Trust seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the DJIA (the “Portfolio”), with the weight of each stock in the Portfolio substantially corresponding to the weight of such stock in the DJIA.

In this prospectus, the term “Portfolio Securities” refers to the common stocks that are actually held by the Trust and make up the Trust’s Portfolio, while the term “Index Securities” refers to the common stocks that are included in the DJIA, as determined by S&P Dow Jones Indices LLC (“S&P”). At any time, the Portfolio will consist of as many of the Index Securities as is practicable. To maintain the correspondence between the composition and weightings of Portfolio Securities and Index Securities, State Street Global Advisors Trust Company, the trustee of the Trust (the “Trustee”) or its parent company, State Street Bank and Trust Company (“SSBT”), adjusts the Portfolio from time to time to conform to periodic changes made by S&P to the identity and/or relative weightings of Index Securities in the DJIA. The Trustee or SSBT generally makes these adjustments to the Portfolio within three (3) Business Days (as defined below in “Purchases and Redemptions of Creation Units — Purchase (Creation)”) before or after the day on which changes in the DJIA are scheduled to take effect.

The Trust may pay transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its Portfolio). Such transaction costs may be higher if there are significant rebalancings of Index Securities in the Index, which may also result in higher taxes when Units are held in a taxable account. These costs, which are not reflected in estimated annual Trust ordinary operating expenses, affect the Trust’s performance. During the most recent fiscal year, the Trust’s portfolio turnover rate was 2% of the average value of its portfolio. The Trust’s portfolio turnover rate does not include securities received or delivered from processing creations or redemptions of Units. Portfolio turnover will be a function of changes to the DJIA as well as requirements of the Trust Agreement (as defined below in “Organization of the Trust”).

Although the Trust may fail to own certain Index Securities at any particular time, the Trust generally will be substantially invested in Index Securities, which should result in a close correspondence between the performance of the DJIA and the performance of the Trust. See “The DJIA” below for more information regarding the DJIA. The Trust does not hold or trade futures or swaps and is not a commodity pool.

Dividends

Payments of dividends are made monthly, on the Monday preceding the third (3rd) Friday of the next calendar month. See “Dividends and Distributions” and “Additional Information Regarding Dividends and Distributions.”

Redemption of Units

Only certain institutional investors (typically market makers or other broker-dealers) are permitted to purchase or redeem Units directly with the Trust, and they may do so only in large blocks of 50,000 Units known as “Creation Units.” See “Purchases and Redemptions of Creation Units — Redemption” and “Trust Agreement” for more information regarding the rights of Beneficial Owners (as defined in “Book-Entry-Only System”).

Voting Rights; Book-Entry-Only-System

Beneficial Owners shall not have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement. See “Trust Agreement.” Units are represented by one or more global securities registered in the name of Cede & Co., as nominee for The Depository Trust Company (“DTC”) and deposited with, or on behalf of, DTC. See “Book-Entry-Only System.”

Amendments to the Trust Agreement

The Trust Agreement (as defined below in “Organization of the Trust”) may be amended from time to time by the Trustee and PDR Services, LLC (the “Sponsor”) without the consent of any Beneficial Owners under certain circumstances described herein. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners to modify the rights of Beneficial Owners under certain circumstances. Promptly after the execution of an amendment to the Trust Agreement, the Trustee arranges for written notice to be provided to Beneficial Owners. See “Trust Agreement — Amendments to the Trust Agreement.”

Principal Risks of Investing in the Trust

As with all investments, there are certain risks of investing in the Trust, and you could lose money on an investment in the Trust. Prospective investors should carefully consider the risk factors described below, as well as the additional risk factors under “Additional Risk Information” and the other information included in this prospectus, before deciding to invest in Units.

Passive Strategy/Index Risk.    The Trust is not actively managed. Rather, the Trust attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Trust will hold constituent securities of the DJIA regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Trust’s return to be lower than if the Trust employed an active strategy.

Index Tracking Risk.    While the Trust is intended to track the performance of the DJIA as closely as possible (i.e., to achieve a high degree of correlation with the DJIA), the Trust’s return may not match or achieve a high degree of correlation with the return of the DJIA due to expenses and transaction costs incurred in adjusting the Portfolio. In addition, it is possible that the Trust may not always fully replicate the performance of the DJIA due to the unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances (e.g., if trading in a security has been halted). In addition, the Trust’s portfolio may deviate from the DJIA to the extent required to ensure continued qualification as a “regulated investment company” under Subchapter M of the Code.

Equity Investing Risk.    An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices.

An investment in the Trust is subject to the risks of any investment in a portfolio of large-capitalization common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of Portfolio Securities may fluctuate in accordance with changes in the financial condition of the issuers of Portfolio Securities, the value of common stocks generally and other factors. The identity and weighting of Index Securities and the Portfolio Securities change from time to time.

The financial condition of issuers of Portfolio Securities may become impaired or the general condition of the stock market may deteriorate, either of which may cause a decrease in the value of the Portfolio and thus in the value of Units. Since the Trust is not actively managed, the adverse financial condition of an issuer will not result in its elimination from the Portfolio unless such issuer is removed from the DJIA. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of the issuer because the rights of common stockholders, as owners of the issuer, generally are subordinate to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities that typically have a stated principal amount payable at maturity, or preferred stocks that typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. The value of the Portfolio will fluctuate over the entire life of the Trust.

The Trust may have significant investments in one or more specific industries or sectors, subjecting it to risks greater than general market risk.

The Trust may invest a larger percentage of its assets in the securities of a few issuers. As a result, the Trust’s performance may be disproportionately impacted by the performance of relatively few securities.

There can be no assurance that the issuers of Portfolio Securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of Portfolio Securities and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

Trust Performance

The following bar chart and table provide an indication of the risks of investing in the Trust by showing changes in the Trust’s performance based on net assets from year to year and by showing how the Trust’s average annual return for certain time periods compares with the average annual return of the DJIA. The Trust’s past performance (before and after taxes) is not necessarily an indication of how the Trust will perform in the future. Updated performance information is available online at http://www.spdrs.com.

The total returns in the bar chart, as well as the total and after-tax returns presented in the table, have been calculated assuming dividends and capital gain distributions have been reinvested in the Trust at the net asset value per Unit (“NAV”) on the Dividend Payment Date (see “Additional Information Regarding Dividends and Distributions”). No dividend reinvestment services are provided by the Trust (see “Dividends and Distributions”), so investors’ performance may be different from that shown below in the bar chart and table.

Annual Total Return (years ended 12/31)

Highest Quarterly Return: 15.71% for the quarter ended September 30, 2009

Lowest Quarterly Return: –12.47% for the quarter ended March 31, 2009

Average Annual Total Returns (for periods ending December 31, 2018)

The after-tax returns presented in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Units through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a holder of Units from realizing a capital loss on a sale of the Units.

	Past One Year		Past Five Years	Past Ten Years
Trust
Return Before Taxes	–	3.60%	9.54%	12.97%
Return After Taxes on Distributions	–	4.07%	8.95%	12.42%
Return After Taxes on Distributions and Sale or Redemption of Creation Units	–	1.75%	7.46%	10.78%
Index (reflects no deduction for fees, expenses or taxes)	–	3.48%	9.70%	13.16%

PURCHASE AND SALE INFORMATION

Individual Units of the Trust may be purchased and sold on NYSE Arca, Inc. (the “Exchange”), under the market symbol “DIA”, through your broker-dealer at market prices. Units trade at market prices that may be greater than the net asset value per Unit (“NAV”) (premium) or less than NAV (discount). Units are also listed and traded on the Singapore Exchange Securities Trading Limited (stock code D07) and Euronext Amsterdam (ticker symbol DIA). In the future, Units may be listed and traded on other non-U.S. exchanges. Units may be purchased on other trading markets or venues in addition to the Exchange, the Singapore Exchange Securities Trading Limited and Euronext Amsterdam. Euronext Amsterdam is an indirect wholly owned subsidiary of NYSE Holdings LLC.

Only certain institutional investors (typically market makers or other broker-dealers) are permitted to purchase or redeem Units directly with the Trust, and they may do so only in large blocks of 50,000 Units known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication of the securities included in the DJIA.

TAX INFORMATION

The Trust will make distributions that are expected to be taxable currently to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. See “Federal Income Taxes,” below, for more information.

THE DJIA

The DJIA was first published in 1896. Initially composed of 12 companies, the DJIA has evolved into the most recognizable stock indicator in the world, and the only index composed of companies that have sustained earnings performance over a significant period of time. In its second century, the DJIA is the oldest continuous barometer of the U.S. stock market, and the most widely quoted indicator of U.S. stock market activity.

The companies represented by the 30 stocks now composing the DJIA are all leaders in their respective industries, and their stocks are widely held by individuals and institutional investors.

S&P is not responsible for and shall not participate in the creation or sale of Units or in the determination of the timing, pricing, or quantities and proportions of purchases or sales of Index Securities or Portfolio Securities by the Trust. The information in this prospectus concerning S&P and the DJIA has been obtained from sources that the Sponsor believes to be reliable, but the Sponsor takes no responsibility for the accuracy of such information.

The following table shows the actual performance of the DJIA for the years 1896 through 2018. The results shown should not be considered representative of the income yield or capital gain or loss that may be generated by the DJIA in the future.

THE RESULTS SHOULD NOT BE CONSIDERED REPRESENTATIVE OF THE FUTURE PERFORMANCE OF THE TRUST.

Year Ended	DJIA Close	Point Change	Year % Change	Divs	% Yield
2018	23327.46	–1391.76	–5.63	566.93	2.43
2017	24719.22	4956.62	25.08	518.30	2.10
2016	19762.60	2337.57	13.42	477.49	2.42
2015	17425.03	– 398.04	– 2.23	436.18	2.5
2014	17823.07	1246.41	7.52	388.77	2.18
2013	16576.66	3472.52	26.50	360.10	2.23
2012	13104.14	886.58	7.26	349.98	2.72
2011	12217.56	640.05	5.53	318.70	2.71
2010	11577.51	1149.46	11.02	286.88	2.54
2009	10428.05	1651.66	18.82	277.38	2.63
2008	8776.39	–4488.42	–33.84	316.40	3.61
2007	13264.82	801.67	6.43	298.97	2.35
2006	12463.15	1745.65	16.29	267.75	2.24
2005	10717.50	–65.51	–.61	246.85	2.30
2004	10783.01	329.09	3.15	239.27	2.22
2003	10453.92	2112.29	25.32	209.42	2.00
2002	8341.63	–1679.87	–16.76	189.68	2.27
2001	10021.50	–765.35	–7.10	181.07	1.81
2000	10786.85	–710.27	–6.18	172.08	1.60
1999	11497.12	2315.69	25.20	168.52	1.47
1998	9181.43	1273.18	16.10	151.13	1.65
1997	7908.25	1459.98	22.60	136.10	1.72
1996	6448.27	1331.20	26.00	131.14	2.03
1995	5117.12	1282.70	33.50	116.56	2.28
1994	3834.44	80.30	2.10	105.66	2.76
1993	3754.09	453.00	13.70	99.66	2.65
1992	3301.11	132.30	4.20	100.72	3.05
1991	3168.83	535.20	20.30	95.18	3.00
1990	2633.66	–119.50	–4.30	103.70	3.94
1989	2753.20	584.60	27.00	103.00	3.74
1988	2168.57	229.70	11.80	79.53	3.67
1987	1938.83	42.90	2.30	71.20	3.67
1986	1895.95	349.30	22.60	67.04	3.54
1985	1546.67	335.10	27.70	62.03	4.01
1984	1211.57	–47.10	–3.70	60.63	5.00
1983	1258.64	212.10	20.30	56.33	4.48
1982	1046.54	171.50	19.60	54.14	5.17
1981	875.00	–89.00	–9.20	56.22	6.43
1980	963.99	125.30	14.90	54.36	5.64
1979	838.74	33.70	4.20	50.98	6.08

Year Ended	DJIA Close	Point Change	Year % Change	Divs	% Yield
1978	805.01	–26.20	–3.10	48.52	6.03
1977	831.17	–173.50	–17.30	45.84	5.52
1976	1004.65	152.20	17.90	41.40	4.12
1975	852.41	236.20	38.30	37.46	4.39
1974	616.24	–234.60	–27.60	37.72	6.12
1973	850.86	–169.20	–16.60	35.33	4.15
1972	1020.02	129.80	14.60	32.27	3.16
1971	890.20	51.30	6.10	30.86	3.47
1970	838.92	38.60	4.80	31.53	3.76
1969	800.36	–143.40	–15.20	33.90	4.24
1968	943.75	38.60	4.30	31.34	3.32
1967	905.11	119.40	15.20	30.19	3.34
1966	785.69	–183.60	–18.90	31.89	4.06
1965	969.26	95.10	10.90	28.61	2.95
1964	874.13	111.20	14.60	31.24	3.57
1963	762.95	110.90	17.00	23.41	3.07
1962	652.10	–79.00	–10.80	23.30	3.57
1961	731.14	115.30	18.70	22.71	3.11
1960	615.89	–63.50	–9.30	21.36	3.47
1959	679.36	95.70	16.40	20.74	3.05
1958	583.65	148.00	34.00	20.00	3.43
1957	435.69	–63.80	–12.80	21.61	4.96
1956	499.47	11.10	2.30	22.99	4.60
1955	488.40	84.00	20.80	21.58	4.42
1954	404.39	123.50	44.00	17.47	4.32
1953	280.90	–11.00	–3.80	16.11	5.74
1952	291.90	22.70	8.40	15.43	5.29
1951	269.23	33.80	14.40	16.34	6.07
1950	235.41	35.30	17.60	16.13	6.85
1949	200.13	22.80	12.90	12.79	6.39
1948	177.30	–3.90	–2.10	11.50	6.49
1947	181.16	4.00	2.20	9.21	5.08
1946	177.20	–15.70	–8.10	7.50	4.23
1945	192.91	40.60	26.60	6.69	3.47
1944	152.32	16.40	12.10	6.57	4.31
1943	135.89	16.50	13.80	6.30	4.64
1942	119.40	8.40	7.60	6.40	5.36
1941	110.96	–20.20	–15.40	7.59	6.84
1940	131.13	–19.10	–12.70	7.06	5.38
1939	150.24	–4.50	–2.90	6.11	4.07
1938	154.76	33.90	28.10	4.98	3.22
1937	120.85	–59.10	–32.80	8.78	7.27
1936	179.90	35.80	24.80	7.05	3.92

Year Ended	DJIA Close	Point Change	Year % Change	Divs	% Yield
1935	144.13	40.10	38.50	4.55	3.16
1934	104.04	4.10	4.10	3.66	3.52
1933	99.90	40.00	66.70	3.40	3.40
1932	59.93	–18.00	–23.10	4.62	7.71
1931	77.90	–86.70	–52.70	8.40	10.78
1930	164.58	–83.90	–33.80	11.13	6.76
1929	248.48	–51.50	–17.20	12.75	5.13
1928	300.00	97.60	48.20	NA	NA
1927	202.40	45.20	28.80	NA	NA
1926	157.20	0.50	0.30	NA	NA
1925	156.66	36.20	30.00	NA	NA
1924	120.51	25.00	26.20	NA	NA
1923	95.52	–3.20	–3.30	NA	NA
1922	98.73	17.60	21.70	NA	NA
1921	81.10	9.10	12.70	NA	NA
1920	71.95	–35.30	–32.90	NA	NA
1919	107.23	25.00	30.50	NA	NA
1918	82.20	7.80	10.50	NA	NA
1917	74.38	–20.60	–21.70	NA	NA
1916	95.00	–4.20	–4.20	NA	NA
1915	99.15	44.60	81.70	NA	NA
1914	54.58	–24.20	–30.70	NA	NA
1913	78.78	–9.10	–10.30	NA	NA
1912	87.87	6.20	7.60	NA	NA
1911	81.68	0.30	0.40	NA	NA
1910	81.36	–17.70	–17.90	NA	NA
1909	99.05	12.90	15.00	NA	NA
1908	86.15	27.40	46.60	NA	NA
1907	58.75	–35.60	–37.70	NA	NA
1906	94.35	–1.90	–1.90	NA	NA
1905	96.20	26.60	38.20	NA	NA
1904	69.61	20.50	41.70	NA	NA
1903	49.11	–15.20	–23.60	NA	NA
1902	64.29	–0.30	–0.40	NA	NA
1901	64.56	–6.10	–8.70	NA	NA
1900	70.71	4.60	7.00	NA	NA
1899	66.08	5.60	9.20	NA	NA
1898	60.52	11.10	22.50	NA	NA
1897	49.41	9.00	22.20	NA	NA
1896	40.45	NA	NA	NA	NA

Source: S&P. Reflects no deduction for fees, expenses or taxes.

The DJIA is a price-weighted stock index, meaning that the component stocks of the DJIA are accorded relative importance based on their prices. In this regard, the DJIA is unlike many other stock indexes which weight their component stocks by market capitalization (price times shares outstanding). The DJIA is called an “average” because originally it was calculated by adding up the component stock prices and then dividing by the number of stocks. The method remains the same today, but the number of significant digits in the divisor (the number that is divided into the total of the stock prices) has been increased to eight significant digits to minimize distortions due to rounding and has been adjusted over time to ensure continuity of the DJIA after component stock changes and corporate actions, as discussed below.

The DJIA divisor is adjusted due to corporate actions that change the price of any of its component shares. The most frequent reason for such an adjustment is a stock split. For example, suppose a company in the DJIA issues one new share for each share outstanding. After this two-for-one “split,” each share of stock is worth half what it was immediately before, other things being equal. But without an adjustment in the divisor, this split would produce a distortion in the DJIA. An adjustment must be made to compensate so that the “average” will remain unchanged. At S&P, this adjustment is handled by changing the divisor.* The formula used to calculate divisor adjustments is:

New Divisor	=	Current Divisor x Adjusted Sum of Prices
Unadjusted Sum of Prices

The DJIA is maintained by the Averages Committee, which is composed of the managing editor of The Wall Street Journal, the head of Dow Jones Indexes research and the head of CME Group research. Additions or deletions of components may be made to achieve better representation of the broad market and of American industry.

In selecting components for the DJIA, the following criteria are used: (a) the company is not a utility or in the transportation business; (b) the company has a premier reputation in its field; (c) the company has a history of successful growth; and (d) there is wide interest among individual and institutional investors. Whenever one component is changed, the others are reviewed. For the sake of historical continuity, composition changes are made rarely.

DIVIDENDS AND DISTRIBUTIONS

Dividends and Capital Gains

Holders of Units receive each calendar month an amount corresponding to the amount of any cash dividends declared on the Portfolio Securities during the applicable period, net of fees and expenses associated with operation of the Trust, and taxes, if applicable. Because of such fees and expenses, the dividend yield for Units is ordinarily less than that of the DJIA. Although all such distributions are

*	Currently, the divisor is adjusted after the close of business on the day prior to the occurrence of the split; the divisor is not adjusted for regular cash dividends.

currently made monthly, under certain limited circumstances the Trustee may vary the times at which such distributions are made.

Any capital gain income recognized by the Trust in any taxable year that is not distributed during the year ordinarily is distributed at least annually in January of the following taxable year. The Trust may make additional distributions shortly after the end of the year in order to satisfy certain distribution requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”).

The amount of distributions may vary significantly from period to period. Under limited certain circumstances, special dividend payments also may be made to holders of Units. See “Additional Information Regarding Dividends and Distributions.” Investors should consult their tax advisors regarding tax consequences associated with Trust dividends, as well as those associated with Unit sales or redemptions.

No Dividend Reinvestment Service

No dividend reinvestment service is provided by the Trust. Broker-dealers, at their own discretion, may offer a dividend reinvestment service under which additional Units are purchased in the secondary market at current market prices. Investors should consult their broker-dealer for further information regarding any dividend reinvestment program offered by such broker-dealer.

Distributions in cash that are reinvested in additional Units through a dividend reinvestment service, if offered by an investor’s broker-dealer, will be taxable dividends to the same extent as if such dividends had been received in cash.

FEDERAL INCOME TAXES

The following is a description of the material U.S. federal income tax consequences of owning and disposing of Units. The discussion below provides general tax information relating to an investment in Units, but it does not purport to be a comprehensive description of all the U.S. federal income tax considerations that may be relevant to a particular person’s decision to invest in Units. This discussion does not describe all of the tax consequences that may be relevant in light of the particular circumstances of a beneficial owner of Units, including alternative minimum tax consequences, Medicare contribution tax consequences and tax consequences applicable to beneficial owners subject to special rules, such as:

•	certain financial institutions;

•	regulated investment companies;

•	real estate investment trusts;

•	dealers or traders in securities that use a mark-to-market method of tax accounting;

•	persons holding Units as part of a hedging transaction, straddle, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Units;

•	U.S. Holders (as defined below) whose functional currency for U.S. federal income tax purposes is not the U.S. dollar;

•	entities classified as partnerships or otherwise treated as pass-through entities for U.S. federal income tax purposes;

•	certain former U.S. citizens and residents and expatriated entities;

•	tax-exempt entities, including an “individual retirement account” or “Roth IRA”; or

•	insurance companies.

If an entity that is classified as a partnership for U.S. federal income tax purposes holds Units, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding Units and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of holding and disposing of the Units.

The following discussion applies only to an owner of Units that (i) is treated as the beneficial owner of such Units for U.S. federal income tax purposes, (ii) holds such Units as capital assets and (iii) unless otherwise noted, is a U.S. Holder. A “U.S. Holder” is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; or (iii) an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

This discussion is based on the Code, administrative pronouncements, judicial decisions, and final, temporary and proposed Treasury regulations all as of the date hereof, any of which is subject to change, possibly with retroactive effect.

Prospective purchasers of Units are urged to consult their tax advisors with regard to the application of the U.S. federal income and estate tax laws to their particular situations, as well as any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

Taxation of the Trust

The Trust believes that it qualified as a regulated investment company under Subchapter M of the Code (a “RIC”) for its taxable year ended October 31, 2018 and intends to qualify as a RIC in the current and future taxable years. Assuming that the Trust so qualifies and that it satisfies the distribution requirements described below, the Trust generally will not be subject to U.S. federal income tax on income distributed in a timely manner to the holders of its Units (“Unitholders”).

To qualify as a RIC for any taxable year, the Trust must, among other things, satisfy both an income test and an asset diversification test for such taxable year. Specifically, (i) at least 90% of the Trust’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Trust’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Trust’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Trust’s total assets is invested (x) in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Trust controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of such entity’s gross income for the relevant taxable year consists of Qualifying RIC Income. The Trust’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Trust.

In order to be exempt from U.S. federal income tax on its distributed income, the Trust must distribute to its Unitholders on a timely basis at least 90% of its “investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and its net tax-exempt interest income for each taxable year. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) and with certain other adjustments. Any taxable income, including any net capital gain, that the Trust does not distribute to its Unitholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

A RIC will be subject to a nondeductible 4% excise tax on certain amounts that it fails to distribute during each calendar year. In order to avoid this excise tax, a RIC must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Trust has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the Trust will be deemed to have distributed any income or gains on which it has paid U.S. federal income tax.

If the Trust failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Trust would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its Unitholders, and all distributions out of earnings and profits would be taxable as dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate U.S. Holders and would constitute “qualified dividend income” for individual U.S. Holders. See “Federal Income Taxes — Tax Consequences to U.S. Holders — Distributions.” In addition, the Trust could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. If the Trust fails to satisfy the income test or diversification test described above, however, it may be able to avoid losing its status as a RIC by timely curing such failure, paying a tax and/or providing notice of such failure to the U.S. Internal Revenue Service (the “IRS”).

In order to meet the distribution requirements necessary to be exempt from U.S. federal income and excise tax, the Trust may be required to make distributions in excess of the yield performance of the Portfolio Securities and may be required to sell securities.

Tax Consequences to U.S. Holders

Distributions.    Distributions of the Trust’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to U.S. Holders as ordinary income to the extent such distributions are paid out of the Trust’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described below), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the U.S. Holder has owned Units. A distribution of an amount in excess of the Trust’s current and accumulated earnings and profits will be treated as a return of capital that will be applied against and reduce the U.S. Holder’s basis in its Units. If the amount of any such distribution exceeds the U.S. Holder’s basis in its Units, the excess will be treated as gain from a sale or exchange of the Units.

The ultimate tax characterization of the distributions that the Trust makes during any taxable year cannot be determined until after the end of the taxable year. As a result, it is possible that the Trust will make total distributions during a taxable year in an amount that exceeds its current and accumulated earnings and profits.

Return-of-capital distributions may result, for example, if the Trust makes distributions of cash amounts deposited in connection with Portfolio Deposits (as defined below in “Purchases and Redemptions of Creation Units — Purchase (Creation)”). Return-of-capital distributions may be more likely to occur in periods during which the number of outstanding Units fluctuates significantly.

Distributions of the Trust’s “qualified dividend income” to an individual or other non-corporate U.S. Holder will be treated as “qualified dividend income” and will therefore be taxed at rates applicable to long-term capital gains, provided that the U.S. Holder meets certain holding period and other requirements with respect to its Units and that the Trust meets certain holding period and other requirements with respect to the underlying shares of stock. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria.

Dividends distributed by the Trust to a corporate U.S. Holder will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of dividends eligible for the dividends-received deduction received by the Trust and the U.S. Holder meets certain holding period and other requirements with respect to the underlying shares of stock. Dividends eligible for the dividends-received deduction generally are dividends from domestic corporations.

The Trust intends to distribute its net capital gains at least annually. If, however, the Trust retains any net capital gains for reinvestment, it may elect to treat such net capital gains as having been distributed to the Unitholders. If the Trust makes such an election, each U.S. Holder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Trust on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly filed U.S. federal income tax return to the extent that the credit exceeds such tax liability. In addition, each U.S. Holder will be entitled to increase the adjusted tax basis of its Units by the difference between its share of such undistributed net capital gain and the related credit and/or refund. There can be no assurance that the Trust will make this election if it retains all or a portion of its net capital gain for a taxable year.

Because the tax treatment of a distribution depends upon the Trust’s current and accumulated earnings and profits, a distribution received shortly after an acquisition of Units may be taxable, even though, as an economic matter, the distribution represents a return of the U.S. Holder’s initial investment. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Unitholders of record on a specified date in one of those months, and paid during the following January, will be treated for U.S. federal income tax purposes as having been distributed by the Trust and received by the Unitholders on December 31 of the year in which declared. Unitholders will be notified annually as to the U.S. federal tax status of distributions.

Sales and Redemptions of Units.    In general, upon the sale or other disposition of Units, a U.S. Holder will recognize capital gain or loss in an amount equal to the difference, if any, between the amount realized on the sale or other disposition and the U.S. Holder’s adjusted tax basis in the relevant Units. Such gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the relevant Units was more than one year on the date of the sale or other disposition. Under current law, net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) recognized by non-corporate U.S. Holders is generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

Losses recognized by a U.S. Holder on the sale or other disposition of Units held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Units. In addition, no loss will be allowed on a sale or other disposition of Units if the U.S. Holder acquires Units, or enters into a contract or option to acquire Units, within 30 days before or after such sale or other disposition. In such a case, the basis of the Units acquired will be adjusted to reflect the disallowed loss.

If a U.S. Holder receives an in-kind distribution in redemption of Units (which must constitute a Creation Unit, as discussed in “Purchases and Redemptions of Creation Units — Redemption”), the U.S. Holder will realize gain or loss in an amount equal to the difference between the aggregate fair market value as of the redemption date of the stocks and cash received in the redemption and the U.S. Holder’s adjusted tax basis in the relevant Units. The U.S. Holder will generally have an initial tax basis in the distributed stocks equal to their respective fair market values on the redemption date. The IRS may assert that any resulting loss may not be recognized on the ground that there has been no material change in the U.S. Holder’s economic position. The Trust will not recognize gain or loss for U.S. federal income tax purposes on an in-kind distribution in redemption of Creation Units.

Under U.S. Treasury regulations, if a U.S. Holder recognizes losses with respect to Units of $2 million or more for an individual U.S. Holder or $10 million or more for a corporate U.S. Holder, the U.S. Holder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the U.S. Holder’s treatment of the loss is proper. Certain states may have similar disclosure requirements.

Portfolio Deposits.    Upon the transfer of a Portfolio Deposit (as defined below in “Purchases and Redemptions of Creation Units — Purchase (Creation)”) to the Trust, a U.S. Holder will generally realize gain or loss with respect to each stock included in the Portfolio Deposit in an amount equal to the difference, if any, between the amount received with respect to such stock and the U.S. Holder’s basis in the stock.

The amount received with respect to each stock included in a Portfolio Deposit is determined by allocating among all of the stocks included in the Portfolio Deposit an amount equal to the fair market value of the Creation Units received (determined as of the date of transfer of the Portfolio Deposit) plus the amount of any cash received from the Trust, reduced by the amount of any cash that the U.S. Holder pays to the Trust. This allocation is made among such stocks in accordance with their relative fair market values as of the date of transfer of the Portfolio Deposit. The IRS may assert that any loss resulting from the transfer of a Portfolio Deposit to the Trust may not be recognized on the ground that there has been no material change in the economic position of the U.S. Holder. The Trust will not recognize gain or loss for U.S. federal income tax purposes on the issuance of Creation Units in exchange for Portfolio Deposits.

Backup Withholding and Information Returns.    Payments on the Units and proceeds from a sale or other disposition of Units will be subject to information reporting unless the U.S. Holder is an exempt recipient. A U.S. Holder will be subject to backup withholding on all such amounts unless (i) the U.S. Holder is an exempt recipient or (ii) the U.S. Holder provides its correct taxpayer identification number (generally, on IRS Form W-9) and certifies that it is not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the U.S. Holder’s U.S. federal income tax liability and may entitle the U.S. Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

Tax Consequences to Non-U.S. Holders

A “Non-U.S. Holder” is a person that, for U.S. federal income tax purposes, is a beneficial owner of Units and is a nonresident alien individual, a foreign corporation, a foreign trust or a foreign estate. The discussion below does not apply to a Non-U.S. Holder who is a nonresident alien individual and is present in the United States for 183 days or more during any taxable year. Such Non-U.S. Holders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Trust. The U.S. federal income taxation of a Non-U.S. Holder depends on whether the income that the Non-U.S. Holder derives from the Trust is “effectively connected” with a trade or business that the Non-U.S. Holder conducts in the United States (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Holder).

If the income that a Non-U.S. Holder derives from the Trust is not “effectively connected” with a U.S. trade or business conducted by such Non-U.S. Holder (or, if an applicable tax treaty so provides, the Non-U.S. Holder does not maintain a permanent establishment in the United States), distributions of “investment company taxable income” to such Non-U.S. Holder will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower rate under an applicable tax treaty). Provided that certain requirements are satisfied, this withholding tax will not be imposed on dividends paid by the Trust to the extent that the underlying income out of which the dividends are paid consists of U.S.-source interest income or short-term capital gains that would not have been subject to U.S. withholding tax if received directly by the Non-U.S. Holder (“interest-related dividends” and “short-term capital gain dividends,” respectively).

A Non-U.S. Holder whose income from the Trust is not “effectively connected” with a U.S. trade or business (or, if an applicable tax treaty so provides, does not maintain a permanent establishment in the United States) will generally be exempt from U.S. federal income tax on capital gain dividends and any amounts retained by the Trust that are designated as undistributed capital gains. In addition, such a Non-U.S. Holder will generally be exempt from U.S. federal income tax on any gains realized upon the sale or exchange of Units.

If the income from the Trust is “effectively connected” with a U.S. trade or business carried on by a Non-U.S. Holder (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Holder), any distributions of “investment company taxable income,” any capital gain dividends, any amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units will be subject to U.S. federal income tax, on a net income basis, at the rates applicable to U.S. Holders. A Non-U.S. Holder that is a corporation may also be subject to the U.S. branch profits tax.

Information returns will be filed with the IRS in connection with certain payments on the Units and may be filed in connection with payments of the proceeds from a sale or other disposition of Units. A Non-U.S. Holder may be subject to backup withholding on distributions or on the proceeds from a redemption or other disposition of Units if such Non-U.S. Holder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the Non-U.S. Holder’s U.S. federal income tax liability, if any, and may entitle the Non-U.S. Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

In order to qualify for the exemption from U.S. withholding on interest-related dividends, to qualify for an exemption from U.S. backup withholding and to qualify for a reduced rate of U.S. withholding tax on Trust distributions pursuant to an income tax treaty, a Non-U.S. Holder must generally deliver to the withholding agent a properly executed IRS form (generally, Form W-8BEN or Form W-8BEN-E, as applicable). In order to claim a refund of any Trust-level taxes imposed on undistributed net capital gain, any withholding taxes or any backup withholding, a Non-U.S. Holder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return, even if the Non-U.S. Holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

Under Sections 1471 through 1474 of the Code (“FATCA”), a withholding tax at the rate of 30% will generally be imposed on payments of dividends on Units to certain foreign entities (including financial intermediaries) unless the foreign entity provides the withholding agent with certifications and other information (which may include information relating to ownership by U.S. persons of interests in, or accounts with, the foreign entity). Treasury and the IRS have recently issued proposed regulations that (i) provide that “withholdable payments” will not include gross proceeds from the disposition of property that can produce U.S. source dividends or interest, as otherwise would have been the case after December 31, 2018 and (ii) state that taxpayers may rely on these provisions of the proposed regulations until final regulations are issued. If FATCA withholding is imposed, a beneficial owner of Units that is not a foreign financial institution generally may obtain a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Non-U.S. Holders should consult their tax advisors regarding the possible implications of FATCA on their investment in Units.

SPDR Dow Jones Industrial Average ETF Trust

Report of Independent Registered Public Accounting Firm

To the Trustee and Unitholders of the

SPDR Dow Jones Industrial Average ETF Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SPDR Dow Jones Industrial Average ETF Trust (the “Trust”) as of October 31, 2018, the related statements of operations and of changes in net assets for each of the three years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of October 31, 2018, the results of its operations and the changes in its net assets for each of the three years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more investment companies in the SPDR Funds since 1993.

SPDR Dow Jones Industrial Average ETF Trust

Statement of Assets and Liabilities October 31, 2018

ASSETS
Investments in unaffiliated issuers, at value (Note 2)	$21,557,125,952
Cash	24,015,220
Receivable for units of fractional undivided interest (“Units”) issued in-kind	12,026
Dividends receivable — unaffiliated issuers (Note 2)	15,145,342

Total Assets	21,596,298,540

LIABILITIES
Accrued Trustee expense (Note 3)	1,134,408
Accrued Marketing expense (Note 3)	6,223,864
Accrued DJIA license fee (Note 3)	2,626,328
Distribution payable	13,518,555
Accrued expenses and other liabilities	691,633

Total Liabilities	24,194,788

NET ASSETS	$21,572,103,752

NET ASSETS CONSIST OF:
Paid in capital (Note 4)	$22,611,515,438
Total distributable earnings (loss)	(1,039,411,686)

NET ASSETS	$21,572,103,752

NET ASSET VALUE PER UNIT	$251.01

UNITS OUTSTANDING (UNLIMITED UNITS AUTHORIZED)	85,942,867

COST OF INVESTMENTS:
Investments at cost — unaffiliated issuers	$21,845,798,794

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Statements of Operations

	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16
INVESTMENT INCOME
Dividend income — unaffiliated issuers (Note 2)	$482,645,120	$390,739,297	$322,044,803

EXPENSES
Trustee expense (Note 3)	12,640,134	9,556,331	7,244,584
Marketing expense (Note 3)	13,099,543	6,737,474	7,275,647
DJIA license fee (Note 3)	8,833,029	6,594,301	4,950,431
Legal and audit fees	986,515	385,300	414,102
Other expenses	829,679	610,215	439,594

Total Expenses	36,388,900	23,883,621	20,324,358

NET INVESTMENT INCOME (LOSS)	446,256,220	366,855,676	301,720,445

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	(182,218,547)	5,571,232	10,531,594
In-kind redemptions — unaffiliated issuers	3,316,171,848	1,442,502,396	613,737,684

Net realized gain (loss)	3,133,953,301	1,448,073,628	624,269,278

Net change in unrealized appreciation/ depreciation on:
Investments — unaffiliated issuers	(1,820,854,275)	2,537,357,835	(344,478,734)

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,313,099,026	3,985,431,463	279,790,544

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,759,355,246	$4,352,287,139	$581,510,989

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Statements of Changes in Net Assets

	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$446,256,220	$366,855,676	$301,720,445
Net realized gain (loss)	3,133,953,301	1,448,073,628	624,269,278
Net change in unrealized appreciation/depreciation	(1,820,854,275)	2,537,357,835	(344,478,734)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,759,355,246	4,352,287,139	581,510,989

NET EQUALIZATION CREDITS AND CHARGES (NOTE 2)	3,514,987	3,686,412	(393,590)

DISTRIBUTIONS TO UNITHOLDERS(a)	(449,715,685)	(366,118,401)	(307,678,873)

INCREASE (DECREASE) IN NET ASSETS FROM UNIT TRANSACTIONS:
Proceeds from issuance of Units	37,143,634,684	26,520,269,748	18,599,999,396
Cost of Units redeemed	(36,853,862,915)	(22,100,189,512)	(19,517,373,956)
Net income equalization (Note 2)	(3,514,987)	(3,686,412)	393,590

NET INCREASE (DECREASE) IN NET ASSETS FROM ISSUANCE AND REDEMPTION OF UNITS	286,256,782	4,416,393,824	(916,980,970)

NET INCREASE (DECREASE) IN NET ASSETS DURING THE PERIOD	1,599,411,330	8,406,248,974	(643,542,444)

NET ASSETS AT BEGINNING OF PERIOD	19,972,692,422	11,566,443,448	12,209,985,892

NET ASSETS AT END OF PERIOD(b)	$21,572,103,752	$19,972,692,422	$11,566,443,448

UNIT TRANSACTIONS:
Units sold	148,800,000	128,250,000	106,300,000
Units redeemed	(148,350,000)	(106,600,000)	(111,650,000)

NET INCREASE (DECREASE)	450,000	21,650,000	(5,350,000)

(a)

For the periods ended October 31, 2017 and 2016, respectively, the distributions to unitholders were $366,118,401 and $307,678,873 respectively, from net investment income. See Note 7 on the notes to financial statements.

(b)	Distribution in excess of net investment income amounted to $(117,397) and $(854,672) as of October 31, 2017 and 2016, respectively. See Note 7 on the notes to financial statements.

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Financial Highlights

Selected data for a Unit outstanding throughout each period

	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15		Year Ended 10/31/14
Net asset value, beginning of period	$233.62	$181.17	$176.46	$173.57		$155.11

Income (loss) from investment operations:
Net investment income (loss)(a)	5.10	4.73	4.39	3.94		3.47
Net realized and unrealized gain (loss)	17.38	52.39	4.81	2.78		18.45

Total from investment operations	22.48	57.12	9.20	6.72		21.92

Net equalization credits and charges(a)	0.04	0.05	(0.01)	0.03		(0.00	)(b)

Contribution by Trustee	—	—	—	0.05	(c)	—

Less Distributions from:
Net investment income	(5.13)	(4.72)	(4.48)	(3.91)		(3.46)

Net asset value, end of period	$251.01	$233.62	$181.17	$176.46		$173.57

Total return(d)	9.66%	31.86%	5.30%	3.97	%(e)	14.26%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$21,572,104	$19,972,692	$11,566,443	$12,209,986		$12,278,500
Ratios to average net assets:
Total expenses (excluding Trustee earnings credit)	0.17%	0.15%	0.17%	0.17%		0.17%
Total expenses	0.17%	0.15%	0.17%	0.17%		0.17%
Net investment income (loss)	2.04%	2.26%	2.49%	2.24%		2.11%
Portfolio turnover rate(f)	2%	1%	3%	9%		0%

(a)	Per Unit numbers have been calculated using the average shares method, which more appropriately presents per Unit data for the year.
(b)	Amount is less than $0.005 per Unit.
(c)	Contribution paid by the Trustee in the amount of $3,345,985.
(d)

Total return is calculated assuming a purchase of Units at net asset value per Unit on the first day and a sale at net asset value per Unit on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per Unit on the respective payment dates of the Trust. Total return for a period of less than one year is not annualized. Broker commission charges are not included in this calculation.

(e)	Total return would have been lower by 0.03% if the Trustee had not made a contribution.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions of Units.

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements

October 31, 2018

Note 1 — Organization

SPDR Dow Jones Industrial Average ETF Trust (the “Trust”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Dow Jones Industrial Average (the “DJIA”). Each unit of fractional undivided interest in the Trust is referred to as a “Unit.” The Trust commenced operations on January 14, 1998 upon the initial issuance of 500,000 Units (equivalent to ten “Creation Units” — see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

Effective June 16, 2017, State Street Bank and Trust Company (“SSBT”) resigned as trustee of the Trust. PDR Services, LLC, as sponsor of the Trust (the “Sponsor”), appointed State Street Global Advisors Trust Company, a wholly-owned subsidiary of SSBT, as trustee of the Trust (the “Trustee”).

The services received, and the trustee fees paid, by the Trust did not change as a result of the change in the identity of the Trustee. SSBT continues to maintain the Trust’s accounting records, act as custodian and transfer agent to the Trust, and provide administrative services, including the filing of certain regulatory reports.

Under the Amended and Restated Standard Terms and Conditions of the Trust, as amended (the “Trust Agreement”), the Sponsor and the Trustee are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trustee expects the risk of material loss to be remote.

The Sponsor is an indirect, wholly-owned subsidiary of Intercontinental Exchange, Inc. (“ICE”). ICE is a publicly-traded entity, trading on the New York Stock Exchange under the symbol “ICE.”

Note 2 — Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trustee in the preparation of the Trust’s financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements

October 31, 2018

Note 2 — Summary of Significant Accounting Policies – (continued)

assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The Trust’s investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Trust are valued pursuant to the policy and procedures developed by the Oversight Committee of the Trustee (the “Committee”). The Committee provides oversight of the valuation of investments for the Trust.

Valuation techniques used to value the Trust’s equity investments are as follows:

Equity investments (including preferred stocks) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

In the event that prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Trustee.

Fair value pricing could result in a difference between the prices used to calculate the Trust’s net asset value (“NAV”) and the prices used by the Trust’s underlying index, the DJIA, which in turn could result in a difference between the Trust’s performance and the performance of the DJIA.

The Trustee values the Trust’s assets and liabilities at fair value using a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements

October 31, 2018

Note 2 — Summary of Significant Accounting Policies – (continued)

categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with the investment.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the assets or liabilities either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period. The Trust did not hold any investments valued using Level 2 or Level 3 inputs as of October 31, 2018 and did not have any transfers between levels for the year ended October 31, 2018.

Investment Transactions and Income Recognition

Investment transactions are accounted for on the trade date for financial reporting purposes. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date or when the information becomes available, net of any foreign taxes withheld at source, if any. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Realized gains and losses from the sale or disposition of investments are determined using the identified cost method.

Distributions

The Trust declares and distributes dividends from net investment income, if any, to its holders of Units (“Unitholders”), monthly. Capital gain distributions, if any, are generally declared and paid annually. Additional distributions may be paid by the Trust to avoid imposition of federal income and excise tax on any remaining undistributed net investment income and capital gains. The amount and character of

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements

October 31, 2018

Note 2 — Summary of Significant Accounting Policies – (continued)

income and gains to be distributed are determined in accordance with federal tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

Equalization

The Trustee follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Trust’s Units, equivalent on a per Unit basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per Unit is unaffected by sales or reacquisitions of the Trust’s Units. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

Federal Income Taxes

For U.S. federal income tax purposes, the Trust has qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (a “RIC”), and intends to continue to qualify as a RIC. As a RIC, the Trust will generally not be subject to U.S. federal income tax for any taxable year on income, including net capital gains, that it distributes to its Unitholders, provided that it distributes on a timely basis at least 90% of its “investment company taxable income” determined prior to the deduction for dividends paid by the Trust (generally, its taxable income other than net capital gain) for such taxable year. In addition, provided that the Trust distributes substantially all of its ordinary income and capital gains during each calendar year, the Trust will not be subject to U.S. federal excise tax. Income and capital gain distributions are determined in accordance with tax regulations which may differ from U.S. GAAP. These book-tax differences are primarily due to differing treatments for expired carry forward losses, in-kind transactions and losses deferred due to wash sales.

U.S. GAAP requires the evaluation of tax positions taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. For U.S. GAAP purposes, the Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities.

The Trustee has reviewed the Trust’s tax positions for the open tax years as of October 31, 2018 and has determined that no provision for income tax is required in the Trust’s financial statements. Generally, the Trust’s tax returns for the prior three fiscal years remain subject to examinations by the Trust’s major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements

October 31, 2018

Note 2 — Summary of Significant Accounting Policies – (continued)

and the State of New York. The Trustee has the Trust recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. There were no such expenses for the year ended October 31, 2018.

No income tax returns are currently under examination. The Trustee has analyzed the relevant tax laws and regulations and their application to the Trust’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of any tax liabilities. Any potential tax liability is also subject to ongoing interpretation of laws by taxing authorities. The tax treatment of the Trust’s investments may change over time based on factors including, but not limited to, new tax laws, regulations and interpretations thereof.

During the year ended October 31, 2018, the Trustee reclassified $3,316,171,848 of non-taxable security gains realized from the in-kind redemption of Creation Units (Note 4) as an increase to paid in capital in the Trust’s Statement of Assets and Liabilities.

At October 31, 2018, the Trust had the following capital loss carryforwards that may be utilized to offset any net realized capital gains, expiring October 31:

2019	$3,393,588
Non-Expiring — Short Term*	38,884,171
Non-Expiring — Long Term*	704,883,376

*	Must be utilized prior to losses subject to expiration

During the tax year ended October 31, 2018, the Trust utilized capital loss carryforwards of $0 and $4,715,695 of capital loss carryforwards expired.

At October 31, 2018, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR Dow Jones Industrial Average ETF Trust	$21,845,799,641	$1,065,916,778	$1,354,590,467	$(288,673,689)

The tax character of distributions paid during the years ended October 31, 2018, 2017, and 2016 were as follows:

Distributions paid from:	2018	2017	2016
Ordinary Income	$449,715,685	$366,118,401	$307,678,873

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements

October 31, 2018

Note 2 — Summary of Significant Accounting Policies – (continued)

As of October 31, 2018, the components of distributable earnings (excluding unrealized appreciation/(depreciation)) were undistributed ordinary income of $9,941,693 and undistributed capital gain of $0.

Note 3 — Transactions with Affiliates of the Trustee and Sponsor

SSBT maintains the Trust’s accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including the filing of certain regulatory reports. The Trustee is responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of Creation Units of the Trust, and for adjusting the composition of the Trust’s portfolio from time to time to conform to changes in the composition and/or weighting structure of the DJIA. For these services, the Trustee received a fee at the following annual rates for the year ended October 31, 2018:

Net asset value of the Trust	Fee as a percentage of net asset value of the Trust
$0 - $499,999,999	0.10% per annum plus or minus the Adjustment Amount
$500,000,000 - $2,499,999,999	0.08% per annum plus or minus the Adjustment Amount
$2,500,000,000 and above	0.06% per annum plus or minus the Adjustment Amount

The adjustment amount (the “Adjustment Amount”) is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for the creation and redemption of Units and (b) the amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust.

During the year ended October 31, 2018, the Adjustment Amount reduced the Trustee’s fee by $1,059,410. The Adjustment Amount included an excess of net transaction fees from processing orders of $388,356 and a Trustee earnings credit of $671,054.

In accordance with the Trust Agreement and under the terms of an exemptive order issued by the U.S. Securities and Exchange Commission, dated December 30, 1997, the Sponsor is reimbursed by the Trust for certain expenses up to a maximum of 0.20% of the Trust’s NAV on an annualized basis. The expenses reimbursed to the Sponsor for the years ended October 31, 2018, 2017, and 2016, did not exceed 0.20% per annum. The licensing and marketing fee disclosed below are subject to both the reimbursement from the Trust to the Sponsor and expense limitation of 0.20% of the Trust’s NAV. The Trust reimbursed the Sponsor for $787,057 of legal fees, which are included in Legal and audit fees on the Statements of Operations.

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements

October 31, 2018

Note 3 — Transactions with Affiliates of the Trustee and Sponsor – (continued)

S&P OPCO LLC (“S&P OPCO”), a subsidiary of S&P Dow Jones Indices LLC (as successor-in-interest to Dow Jones & Company, Inc.), per a license from Standard & Poor’s Financial Services LLC, and State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Marketing Agent”) have entered into a license agreement, as amended from time to time (the “License Agreement”). The License Agreement grants SSGA FD, an affiliate of the Trustee, a license to use the DJIA and to use certain trade names and trademarks of S&P OPCO in connection with the Trust. The DJIA also serves as the basis for determining the composition of the Trust’s portfolio. The Trustee (on behalf of the Trust), the Sponsor and NYSE Arca, Inc. (“NYSE Arca”) have each received a sublicense from SSGA FD for the use of the DJIA and certain trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the owners of beneficial interests of Units. The License Agreement is scheduled to be effective until December 31, 2022 and automatically renew thereafter for successive annual periods. Pursuant to such arrangements and in accordance with the Trust Agreement, the Trust reimburses the Sponsor for payment of fees under the License Agreement to S&P OPCO equal to 0.05% on the first $1 billion of the then rolling average asset balance and 0.04% on any excess rolling average asset balance over and above $1 billion. The minimum annual license fee for the Trust is $1 million.

The Sponsor has entered into an agreement with the Marketing Agent pursuant to which the Marketing Agent has agreed to market and promote the Trust. The Marketing Agent is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. Expenses incurred by the Marketing Agent include, but are not limited to: printing and distribution of marketing materials describing the Trust, associated legal, consulting, advertising and marketing costs and other out-of-pocket expenses.

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of the Units. The Sponsor pays the Distributor for its services a flat annual fee of $35,000, and the Trust does not reimburse the Sponsor for this fee.

Note 4 — Unitholder Transactions

Units are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 Units. Such transactions are only permitted on an in-kind basis, with a separate cash payment that is equivalent to the undistributed net investment income per Unit (income equalization) and a balancing cash component to equate the transaction to the NAV per Unit of the Trust on the transaction date. There is a

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements

October 31, 2018

Note 4 — Unitholder Transactions – (continued)

transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the clearing process (the “Transaction Fee”). The Transaction Fee is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $1,000 or 0.10% (10 basis points) of the value of one Creation Unit at the time of creation per participating party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $1,000. For creations and redemptions outside the clearing process, including orders from a participating party restricted from engaging in transactions in one or more of the common stocks that are included in the DJIA, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day.

Note 5 — Investment Transactions

For the year ended October 31, 2018, the Trust had in-kind contributions, in-kind redemptions, purchases and sales of investment securities of $20,293,358,659, $20,007,374,939, $394,276,161 and $390,401,248 respectively. Net realized gain (loss) on investment transactions in the Statements of Operations includes net gains resulting from in-kind transactions of $3,316,171,848.

Note 6 — Market Risk

In the normal course of business, the Trust invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk). Due to the level of risk associated with certain investments, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The value of a Unit will decline, more or less, in correlation with any decline in value of the DJIA. The values of equity securities could decline generally or could underperform other investments. The Trust would not sell an equity security because the security’s issuer was in financial trouble unless that security was removed from the DJIA.

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements

October 31, 2018

Note 7 — New Accounting Pronouncement

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Trustee is currently evaluating the impact of this guidance to the Trust. The impact would most likely be limited to changes in the Trust’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the SEC released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The Trustee has adopted the Final Rule for the current period with the most notable impacts being that the Trust is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to Unitholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Note 8 — Subsequent Events

The Trustee has evaluated the impact of all subsequent events on the Trust through the date on which the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Other Information

October 31, 2018 (Unaudited)

Tax Information

For U.S. federal income tax purposes, the Trust reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.

For the fiscal year ended October 31, 2018, certain dividends paid by the Trust may be designated as qualified dividend income for U.S. federal income tax purposes and subject to a maximum U.S. federal income tax rate of 20% in the case of certain non-corporate unitholders that meet applicable holding period requirements with respect to their Units. Complete information will be reported in conjunction with your 2018 Form 1099-DIV.

SPDR Dow Jones Industrial Average ETF Trust

Other Information (continued)

October 31, 2018 (Unaudited)

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Bid/Ask Price(1) vs Net Asset Value

As of October 31, 2018

	Bid/Ask Price Above NAV			Bid/Ask Price Below NAV
	50 - 99 BASIS POINTS	100 - 199 BASIS POINTS	>200 BASIS POINTS	50 - 99 BASIS POINTS	100 - 199 BASIS POINTS	>200 BASIS POINTS
2018	0	0	0	0	0	0
2017	0	0	0	0	0	0
2016	0	0	0	0	0	0
2015	0	0	0	0	0	0
2014	0	0	0	0	0	0

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)

The table below is provided to compare the Trust’s total pre-tax return at NAV with the total pre-tax returns based on bid/ask price and the performance of the DJIA. Past performance is not necessarily an indication of how the Trust will perform in the future.

Cumulative Total Return
	1 Year	5 Year	10 Year
SPDR Dow Jones Industrial Average ETF Trust
Return Based on NAV	9.66%	80.88%	243.51%
Return Based on Bid/Ask Price	9.67%	80.72%	244.33%
DJIA	9.87%	82.33%	249.64%

Average Annual Total Return
	1 Year	5 Year	10 Year
SPDR Dow Jones Industrial Average ETF Trust
Return Based on NAV	9.66%	12.58%	13.13%
Return Based on Bid/Ask Price	9.67%	12.56%	13.16%
DJIA	9.87%	12.76%	13.33%

(1)

Currently, the bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m. Through November 28, 2008, the bid/ask price was the midpoint of the best bid and best offer prices on NYSE Alternext US (formerly the American Stock Exchange and now NYSE MKT) at the close of trading, ordinarily 4:00 p.m.

SPDR Dow Jones Industrial Average ETF Trust

Schedule of Investments

October 31, 2018

Security Description	Shares	Value
Common Stocks — 99.9%
3M Co.	5,819,817	$1,107,278,382
American Express Co.	5,819,817	597,869,800
Apple, Inc.	5,819,817	1,273,725,149
Boeing Co.	5,819,817	2,065,220,261
Caterpillar, Inc.	5,819,817	706,060,198
Chevron Corp.	5,819,817	649,782,568
Cisco Systems, Inc.	5,819,817	266,256,628
Coca-Cola Co.	5,819,817	278,652,838
DowDuPont, Inc.	5,819,817	313,804,533
Exxon Mobil Corp.	5,819,817	463,723,019
Goldman Sachs Group, Inc.	5,819,817	1,311,612,157
Home Depot, Inc.	5,819,817	1,023,589,414
Intel Corp.	5,819,817	272,833,021
International Business Machines Corp.	5,819,817	671,781,476
Johnson & Johnson	5,819,817	814,716,182
JPMorgan Chase & Co.	5,819,817	634,476,449
McDonald’s Corp.	5,819,817	1,029,525,627

Security Description	Shares	Value
Merck & Co., Inc.	5,819,817	$428,396,729
Microsoft Corp.	5,819,817	621,614,654
NIKE, Inc. Class B	5,819,817	436,719,068
Pfizer, Inc.	5,819,817	250,601,320
Procter & Gamble Co.	5,819,817	516,101,372
Travelers Cos., Inc.	5,819,817	728,233,701
United Technologies Corp.	5,819,817	722,879,470
UnitedHealth Group, Inc.	5,819,817	1,521,009,173
Verizon Communications, Inc.	5,819,817	332,253,353
Visa, Inc. Class A	5,819,817	802,261,773
Walgreens Boots Alliance, Inc.	5,819,817	464,246,802
Walmart, Inc.	5,819,817	583,611,249
Walt Disney Co.	5,819,817	668,289,586

Total Common Stocks (Cost $21,845,798,794)		$21,557,125,952

The following table summarizes the value of the Trust’s investments according to the fair value hierarchy as of October 31, 2018.

Description	Level 1 — Quoted Prices	Level 2 —Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$21,557,125,952	$—	$—	$21,557,125,952

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Portfolio Statistics

October 31, 2018

INDUSTRY BREAKDOWN AS OF OCTOBER 31, 2018*

PERCENT OF NET ASSETS
Aerospace & Defense	12.9%
Health Care Providers & Services	7.0
Pharmaceuticals	6.9
IT Services	6.8
Capital Markets	6.1
Technology Hardware, Storage & Peripherals	5.9
Oil, Gas & Consumable Fuels	5.2
Industrial Conglomerates	5.1
Food & Staples Retailing	4.9
Hotels, Restaurants & Leisure	4.8
Specialty Retail	4.7
Insurance	3.4
Machinery	3.3
Media	3.1
Banks	2.9
Software	2.9
Consumer Finance	2.8

PERCENT OF NET ASSETS
Household Products	2.4%
Textiles, Apparel & Luxury Goods	2.0
Chemicals	1.5
Diversified Telecommunication Services	1.5
Beverages	1.3
Semiconductors & Semiconductor Equipment	1.3
Communications Equipment	1.2
Other Assets in Excess of Liabilities	0.1

Total	100.0%

*	The Trust’s industry breakdown is expressed as a percentage of net assets and may change over time.

See accompanying notes to financial statements.

ORGANIZATION OF THE TRUST

The Trust is a unit investment trust that issues Units. The Trust is organized under New York law and is governed by a trust agreement between the Trustee and the Sponsor, dated as of January 1, 1998 and effective as of January 13, 1998, as amended (the “Trust Agreement”). The Trust is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Units represent an undivided ownership interest in Portfolio Securities of the Trust.

The Trust has a specified lifetime term. The Trust is scheduled to terminate on the first to occur of (a) January 14, 2123 or (b) the date 20 years after the death of the last survivor of fifteen persons named in the Trust Agreement, the oldest of whom was born in 1994 and the youngest of whom was born in 1997. Upon termination, the Trust may be liquidated and pro rata Units of the assets of the Trust, net of certain fees and expenses, distributed to holders of Units.

PURCHASES AND REDEMPTIONS OF CREATION UNITS

The Trust, a registered investment company, is an exchange traded fund or “ETF.” The Trust continuously issues and redeems “in-kind” its Units only in specified large lots of 50,000 Units or multiples thereof, which are referred to as “Creation Units,” at their once-daily NAV. Units are listed individually for trading on the Exchange at prices established throughout the trading day, like any other listed equity security trading on the Exchange in the secondary market.

ALPS Distributors, Inc., the distributor of the Trust (the “Distributor”), acts as underwriter of Units on an agency basis. The Distributor maintains records of the Creation Unit orders placed with it and the confirmations of acceptance and furnishes confirmations of acceptance of the orders to those placing such orders. The Distributor also is responsible for delivering a prospectus to authorized participants creating Units. The Distributor also maintains a record of the delivery instructions in response to Creation Unit orders and may provide certain other administrative services.

For purposes of the disclosure relating to the purchase and redemption of Units below, the “Trustee” may refer to SSBT in its capacity as the Administrator, Custodian and/or Transfer Agent for the Trustee.

Purchase (Creation)

Before trading on the Exchange in the secondary market, Units are created at NAV in Creation Units. All orders for Creation Units must be placed with the Distributor as facilitated through the Trustee. To be eligible to place these orders, an entity or person must be an “Authorized Participant,” which is (a) either a “Participating Party” or a “DTC Participant” and (b) in each case must have executed an agreement with the Distributor and the Trustee (the “Participant Agreement”). The term “Participating Party” means a broker-dealer or other participant in the Clearing

Process (as defined below) through the Continuous Net Settlement (“CNS”) System of the National Securities Clearing Corporation (“NSCC”), a clearing agency registered with the Securities and Exchange Commission (“SEC”), and the term “DTC Participant” means a participant in DTC. Payment for orders is made by deposits with the Trustee of a portfolio of securities, substantially similar in composition and weighting to Index Securities, and a cash payment in an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus the Balancing Amount (as defined below in “Portfolio Adjustments — Adjustments to the Portfolio Deposit”). “Dividend Equivalent Payment” is an amount equal, on a per Creation Unit basis, to the dividends on the Portfolio (with ex-dividend dates within the accumulation period), net of expenses and accrued liabilities for such period (including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, (ii) accrued fees of the Trustee and (iii) other expenses of the Trust (including legal and auditing expenses) not previously deducted), calculated as if all of the Portfolio Securities had been held for the entire accumulation period for such distribution. The Dividend Equivalent Payment and the Balancing Amount collectively are referred to as the “Cash Component” and the deposit of a portfolio of securities and the Cash Component collectively are referred to as a “Portfolio Deposit.” Persons placing creation orders must deposit Portfolio Deposits either (i) through the CNS clearing process of NSCC (the “Clearing Process”) or (ii) with the Trustee outside the Clearing Process (i.e., through the facilities of DTC).

The Distributor will reject any order that is not submitted in proper form. A creation order is deemed received by the Distributor on the date on which it is placed (“Transmittal Date”) if (a) such order is received by the Trustee not later than the Closing Time (as defined below) on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The Transaction Fee (as defined below) is charged at the time of creation of a Creation Unit, and an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged for creations outside the Clearing Process, in part due to the increased expense associated with settlement.

The Trustee, at the direction of the Sponsor, may increase, reduce or waive the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the Clearing Process) for certain lot-size creations and/or redemptions of Creation Units. The Sponsor has the right to vary the lot-size of Creation Units subject to such an increase, a reduction or waiver. The existence of any such variation shall be disclosed in the then current prospectus.

The DJIA is a price-weighted stock index; that is, the component stocks of the DJIA are represented in exactly equal share amounts and therefore are accorded relative importance in the DJIA based on their prices. The shares of common stock of the stock portion of a Portfolio Deposit on any date of deposit will reflect the composition of the component stocks of the DJIA on such day. The portfolio of Index Securities that is the basis for a Portfolio Deposit varies as changes are made in the composition of the Index Securities. Further, the Trustee is permitted to take account of changes to the identity or weighting of any Index Security resulting from a change to the DJIA by making a corresponding adjustment to the Portfolio Deposit within one (1) Business Day before or after the day on which the change to the DJIA takes effect.

The Trustee makes available to NSCC before the commencement of trading on each day that the New York Stock Exchange LLC (the “NYSE”) is open for business (“Business Day”) a list of the names and required number of shares of each of the Index Securities in the current Portfolio Deposit as well as the amount of the Dividend Equivalent Payment for the previous Business Day. Under certain extraordinary circumstances which may make it impossible for the Trustee to provide such information to NSCC on a given Business Day, NSCC will use the information regarding the identity of the Index Securities of the Portfolio Deposit on the previous Business Day. The Sponsor makes available every 15 seconds throughout the trading day at the Exchange a number representing, on a per Unit basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value occasionally may include a cash-in-lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit). Such information is calculated based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. The inability of the Sponsor to provide such information will not by itself result in a halt in the trading of Units on the Exchange.

If the Trustee determines that one or more Index Securities are likely to be unavailable, or available in insufficient quantity, for delivery upon creation of Creation Units, the Trustee may permit, in lieu thereof, the cash equivalent value of one or more of these Index Securities to be included in the Portfolio Deposit as a part of the Cash Component. If a creator is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may permit, in lieu of the inclusion of such Index Securities in the stock portion of the Portfolio Deposit, the cash equivalent value of such Index Securities to be included in the Portfolio Deposit based on the market value of such Index Securities as of the closing time of the regular trading session on the NYSE (the “Closing Time”) (ordinarily 4:00 p.m. New York time) (the “Evaluation Time”) on the date such creation order is deemed received by the Distributor as part of the Cash Component.

Procedures for Purchase of Creation Units.    All creation orders must be placed in Creation Units and must be received by the Trustee by no later than the Closing Time (ordinarily 4:00 p.m. New York time) in each case on the date such order is placed, in order for creation to be effected based on the NAV of the Trust as determined on such date. Orders must be transmitted by telephone, through the Internet or by other transmission method(s) acceptable to the Distributor and the Trustee, pursuant to procedures set forth in the Participant Agreement and/or described in this prospectus.

In addition, orders submitted through the Internet must also comply with the terms and provisions of the State Street Fund Connect Buy-Side User Agreement and other applicable agreements and documents, including but not limited to the applicable Fund Connect User Guide or successor documents. An affiliate of State Street Global Advisors Funds Distributors, LLC (“SSGA FD”) may assist Authorized Participants in assembling shares to purchase Creation Units (or upon redemption), for which it may receive commissions or other fees from such Authorized Participants. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, the Trustee, a Participating Party or a DTC Participant.

Units may be created in advance of receipt by the Trustee of all or a portion of the Portfolio Deposit. In these circumstances, the initial deposit will have a value greater than the NAV of the Units on the date the order is placed in proper form, because in addition to available Index Securities, cash collateral must be deposited with the Trustee in an amount equal to the sum of (a) the Cash Component, plus (b) 115% of the market value of the undelivered Index Securities (“Additional Cash Deposit”). The Trustee holds such Additional Cash Deposit as collateral in an account separate and apart from the Trust. An order will be deemed received on the Business Day on which it is placed so long as (a) the order is placed in proper form before the Closing Time on such Business Day and (b) federal funds in the appropriate amount are deposited with the Trustee by 1:00 p.m. New York time or such other time as designated by the Trustee on settlement date.

If the order is not placed in proper form by the Closing Time or federal funds in the appropriate amount are not received by 1:00 p.m. New York time on settlement date, the order may be deemed to be rejected and the Authorized Participant shall be liable to the Trust for any losses resulting therefrom. An additional amount of cash must be deposited with the Trustee, pending delivery of the missing Index Securities, to the extent necessary to maintain the Additional Cash Deposit with the Trustee in an amount at least equal to 115% of the daily mark-to-market value of the missing Index Securities. If the missing Index Securities are not received by 1:00 p.m. New York time on the prescribed settlement date following the day on which the purchase order is deemed received and if a mark-to-market payment is not made within one (1) Business Day following notification by the Distributor that such payment is required, the Trustee may use the Additional Cash Deposit to purchase the missing Index Securities. The Trustee will return any unused portion of the Additional Cash Deposit only once all of the missing Index Securities of the Portfolio Deposit have been properly received or purchased by the Trustee and deposited into the Trust. In addition, a Transaction Fee will be imposed in an amount not to exceed that charged for creations outside the Clearing Process as disclosed below. The delivery of Creation Units created as described above will occur no later than the prescribed settlement date. The Participant Agreement for any Participating Party intending to follow these procedures contains terms and conditions permitting the Trustee to buy the missing portion(s) of a Portfolio Deposit at any time and will subject the Participating Party to liability for any shortfall between the cost to the Trust of purchasing such stocks and the value of such collateral. The Participating Party is liable to the Trust for the costs incurred by the Trust in connection with any such purchases. The Trust will have no liability for any such shortfall.

Acceptance of Orders of Creation Units.    All questions as to the number of shares of each Index Security, the amount of the Cash Component and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any Index Securities to be delivered are resolved by the Trustee. The Trustee may reject a creation order if (a) the depositor or a group of depositors, upon obtaining the Units ordered, would own 80% or more of the current outstanding Units; (b) the Portfolio Deposit is not in proper form; (c) acceptance of the Portfolio Deposit would have certain adverse tax consequences; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise have an adverse effect on the Trust or the rights of Beneficial Owners; or (f) circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of Units. The Trustee and the Sponsor are under no duty to give notification of any defects or irregularities in the delivery of Portfolio Deposits or any component thereof and neither of them will incur any liability for the failure to give any such notification.

Creation Transaction Fee.    The transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the Clearing Process (the “Transaction Fee”) is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $1,000 or 0.10% (10 basis points) of the value of one Creation Unit at the time of creation (“10 Basis Point Limit”) per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $1,000.

For creations and redemptions outside the Clearing Process, including orders from a Participating Party restricted from engaging in transactions in one or more Index Securities, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day.

Placement of Creation Orders Using Clearing Process.    Creation Units created through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Trustee to transmit to the Participating Party such trade instructions as are necessary to effect the creation order. Pursuant to the trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered through the Clearing Process in a “regular way” manner by the second day during which NSCC is open for business (each such day, an “NSCC Business Day”)) and the Cash Component to the Trustee, together with such additional information as may be required by the Trustee.

Placement of Creation Orders Outside Clearing Process.    Creation Units created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement and has stated in its order that it is not using the

Clearing Process and that creation will instead be effected through a transfer of stocks and cash. The requisite number of Index Securities must be delivered through DTC to the account of the Trustee by no later than 1:00 p.m. New York time on settlement date. The Trustee, through the Federal Reserve Bank wire transfer system, must receive the Cash Component no later than 1:00 p.m. New York time on settlement date. If the Trustee does not receive both the requisite Index Securities and the Cash Component in a timely fashion, the order may be cancelled. Upon written notice to the Distributor, the cancelled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current NAV of the Trust. The delivery of Units so created will occur no later than the prescribed settlement date.

Redemption

Units may be redeemed in-kind only in Creation Units at their NAV determined after receipt of a redemption request in proper form by the Trustee through the Depository and relevant DTC Participant and only on a Business Day. Units are not redeemable for cash. EXCEPT UPON LIQUIDATION OF THE TRUST, THE TRUST WILL NOT REDEEM UNITS IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Units in the secondary market to constitute a Creation Unit in order to have such Units redeemed by the Trust, and Units may be redeemed only by or through an Authorized Participant. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Units to constitute a redeemable Creation Unit.

With respect to the Trust, the Trustee, through NSCC, makes available immediately prior to the commencement of trading on the NYSE (currently 9:30 a.m., Eastern time) on each Business Day, a list of the names and required number of shares of each of the Index Securities and the amount of the Dividend Equivalent Payment for the previous Business Day that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as discussed below) on that day. Index Securities received on redemption may not be identical to the stock portion of the Portfolio Deposit which is applicable to purchases of Creation Units.

Redemption Transaction Fee.    The Transaction Fee is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $1,000 or the 10 Basis Point Limit per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $1,000.

For creations and redemptions outside the Clearing Process, including orders from a Participating Party restricted from engaging in transactions in one or more Index Securities, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day.

Procedures for Redemption of Creation Units.    Redemption orders must be placed with a Participating Party (for redemptions through the Clearing Process) or DTC Participant (for redemptions outside the Clearing Process), as applicable, in the form required by such Participating Party or DTC Participant. A particular broker may not have executed a Participant Agreement, and redemption orders may have to be placed by the broker through a Participating Party or DTC Participant who has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Redeemers should afford sufficient time to permit (a) proper submission of the order by a Participating Party or DTC Participant to the Trustee and (b) the receipt by the Trustee of the Units to be redeemed and any Excess Cash Amounts (as defined below) in a timely manner. Orders for redemption effected outside the Clearing Process are likely to require transmittal by the relevant DTC Participant(s) earlier on the Transmittal Date than orders effected using the Clearing Process. These deadlines vary by institution. Persons redeeming outside the Clearing Process are required to transfer Units through DTC and Excess Cash Amounts, if any, through the Federal Reserve Bank wire transfer system in a timely manner.

An Authorized Participant submitting a redemption request is deemed to represent to the Trustee that (i) it (or its client) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such shares to the Trust. The Trustee reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request in connection with higher levels of redemption activity and/or short interest in the Trust. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trustee, the redemption request will not be considered to have been received in proper form and may be rejected by the Trustee.

Requests for redemption may be made on any Business Day directly to the Trustee (not to the Distributor). In the case of redemptions made through the Clearing Process, the Transaction Fee is deducted from the amount delivered to the redeemer. In the case of redemptions outside the Clearing Process, the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit per Creation Unit redeemed, and such amount is deducted from the amount delivered to the redeemer.

The Trustee transfers to the redeeming Beneficial Owner via DTC and the relevant DTC Participant(s) a portfolio of Index Securities (based on NAV of the Trust) for each Creation Unit delivered, generally identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect (a) on the date a request for redemption is deemed received by the Trustee or (b) in the case of the termination of the Trust, on the date that notice of the termination of the Trust is given. The Trustee also transfers via the relevant DTC Participant(s) to the redeeming Beneficial Owner a “Cash Redemption Payment,” which on any given Business Day is an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on the Portfolio Securities for the period through the date of redemption, net of expenses and liabilities for such period including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, (ii) accrued fees of the Trustee and (iii) other expenses of the Trust (including legal and auditing expenses) not previously deducted, as if the Portfolio Securities had been held for the entire accumulation period for such distribution, plus or minus the Balancing Amount. The redeeming Beneficial Owner must deliver to the Trustee any amount by which the amount payable to the Trust by such Beneficial Owner exceeds the amount of the Cash Redemption Payment (“Excess Cash Amounts”). For redemptions through the Clearing Process, the Trustee effects a transfer of the Cash Redemption Payment and stocks to the redeeming Beneficial Owner by the second (2nd) NSCC Business Day following the date on which request for redemption is deemed received. For redemptions outside the Clearing Process, the Trustee transfers the Cash Redemption Payment and the stocks to the redeeming Beneficial Owner by the second (2nd) Business Day following the date on which the request for redemption is deemed received. The Trustee will cancel all Units delivered upon redemption.

If the Trustee determines that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon the redemption of Creation Units, the Trustee may elect, in lieu thereof, to deliver the cash equivalent value of any such Index Securities, based on its market value as of the Evaluation Time on the date such redemption order is deemed received by the Trustee, as a part of the Cash Redemption Payment.

If a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may elect to deliver the cash equivalent value based on the market value of any such Index Securities as of the Evaluation Time on the date of the redemption as a part of the Cash Redemption Payment in lieu thereof. In such case, the Authorized Participant will pay the Trustee the standard Transaction Fee, and may pay an additional amount equal to the actual amounts incurred in connection with such transaction(s) but in any case not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

The Trustee, upon the request of a redeeming Authorized Participant, may elect to redeem Creation Units in whole or in part by providing such redeemer with a portfolio of stocks differing in exact composition from Index Securities but not differing in NAV from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were determined that it would be appropriate in order to maintain the Trust’s correspondence to the composition and weighting of the DJIA.

The Trustee may sell Portfolio Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner. To the extent cash proceeds are received by the Trustee in excess of the required amount, such cash proceeds shall be held by the Trustee and applied in accordance with the guidelines applicable to residual cash set forth under “Portfolio Adjustments.”

All redemption orders must be transmitted to the Trustee by telephone, through the Internet or by other transmission methods acceptable to the Trustee, pursuant to procedures set forth in the Participant Agreement and/or described in this prospectus, so as to be received by the Trustee not later than the Closing Time on the Transmittal Date. In addition, orders submitted through the Internet must also comply with the terms and provisions of the State Street Fund Connect Buy-Side User Agreement and other applicable agreements and documents, including but not limited to the applicable Fund Connect User Guide or successor documents. Severe economic or market disruption or changes, or telephone or other communication failure, may impede the ability to reach the Trustee, a Participating Party, or a DTC Participant.

The calculation of the value of the stocks and the Cash Redemption Payment to be delivered to the redeeming Beneficial Owner is made by the Trustee according to the procedures set forth under “Purchases and Redemptions of Creation Units — Redemption — Procedures for Redemption of Creation Units,” “Portfolio Adjustments — Adjustments to the Portfolio Deposit” and “Determination of Net Asset Value” and is computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Trustee. Therefore, if a redemption order in proper form is submitted to the Trustee by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite Units are delivered to the Trustee prior to DTC Cut-Off Time (as defined below in “Purchases and Redemptions of Creation Units — Redemption — Placement of Redemption Orders Outside Clearing Process”), then the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner will be determined by the Trustee as of the Evaluation Time on such Transmittal Date. If, however, a redemption order is submitted not later than the Closing Time on a Transmittal Date but the requisite Units are not delivered by DTC Cut-Off Time, the stocks and Cash Redemption Payment will be delivered upon receipt of the requisite Units. If a redemption order is not submitted in proper form, then the redemption order is not deemed received as of such Transmittal Date and the value of the stocks will be computed as of the Evaluation Time on the Business Day that such order is received in good order by the Trustee.

The Trustee may suspend the right of redemption, or postpone the date of payment of the NAV for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Trustee, (a) for any period during which the NYSE is closed, (b) for any period during which an emergency exists as a result of which disposal or evaluation of the Portfolio Securities is not reasonably practicable, or (c) for such other period as the SEC may by order permit for the protection of Beneficial Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

Placement of Redemption Orders Using Clearing Process.    A redemption order made through the Clearing Process will be deemed received on the Transmittal Date so long as (a) the order is received by the Trustee not later than the Closing Time on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The order is effected based on the NAV of the Trust as determined as of the Evaluation Time on the Transmittal Date. A redemption order made through the Clearing Process and received by the Trustee after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date. The Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of a Participating Party such trade instructions as are necessary to effect the Participating Party’s redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee will transfer (a) the requisite stocks (or contracts to purchase such stocks which are expected to be delivered in a “regular way” manner) on settlement date, and (b) the Cash Redemption Payment.

Placement of Redemption Orders Outside Clearing Process.    A DTC Participant who wishes to place an order for redemption of Units to be effected outside the Clearing Process need not be a Participating Party, but its order must state that such DTC Participant is not using the Clearing Process and that redemption will instead be effected through transfer of Units directly through DTC. An order will be deemed received by the Trustee on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date, (b) such order is preceded or accompanied by the requisite number of Units specified in such order, which delivery must be made through DTC to the Trustee no later than 1:00 p.m. New York time on the next Business Day immediately following such Transmittal Date (“DTC Cut-Off Time”) and (c) all other procedures set forth in the Participant Agreement are properly followed. Any Excess Cash Amounts owed by the Beneficial Owner must be delivered no later than 1:00 p.m. New York time on settlement date.

The Trustee initiates procedures to transfer the requisite stocks (or contracts to purchase such stocks) that are expected to be delivered on settlement date and the Cash Redemption Payment to the redeeming Beneficial Owner on settlement date.

BOOK-ENTRY-ONLY SYSTEM

DTC acts as securities depository for the Units. Units are represented by one or more global securities, registered in the name of Cede & Co., as nominee for DTC and deposited with, or on behalf of, DTC. Beneficial ownership of Units is shown on the records of DTC or the DTC Participants (owners of such beneficial interests are referred to herein as “Beneficial Owners”).

DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC was created to hold securities of the DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. Access to the DTC system also is available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Upon the settlement date of any creation, transfer or redemption of Units, DTC credits or debits, on its book-entry registration and transfer system, the amount of Units so created, transferred or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged are designated by the Trustee to NSCC, in the case of a creation or redemption through the Clearing Process, or by the Trustee and the DTC Participants, in the case of a creation or redemption outside of the Clearing Process. Beneficial ownership of Units is limited to the DTC Participants, Indirect Participants and persons holding interests through the DTC Participants and Indirect Participants. Ownership of beneficial interests in Units is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the relevant DTC Participant a written confirmation relating to their purchase of Units. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Units.

As long as Cede & Co., as nominee of DTC, is the registered owner of Units, references to the registered or record owner of Units shall mean Cede & Co. and shall not mean the Beneficial Owners of Units. Beneficial Owners of Units are not entitled to have Units registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holders thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of DTC, any DTC Participant and Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights under the Trust Agreement.

The Trustee recognizes DTC or its nominee as the owner of all Units for all purposes except as expressly set forth in the Trust Agreement. Pursuant to the agreement between the Trustee and DTC, DTC is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the Unit holdings of each DTC Participant. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners holding Units, directly or indirectly, through the relevant DTC Participant. The Trustee provides each such DTC Participant with copies of any notice, statement or other communication, in the form, number and at the place as such DTC Participant may reasonably request, in order that the notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the Trust pays to each such DTC Participant a fair and reasonable amount as reimbursement for the expense attendant to such transmittal, all subject to applicable statutory and regulatory requirements. The foregoing interaction between the Trustee and DTC Participants may be direct or indirect (i.e., through a third party.)

Distributions are made to DTC or its nominee. DTC or its nominee, upon receipt of any payment of distributions in respect of Units, is required immediately to credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Units, as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Units held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Units, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may discontinue providing its service with respect to Units at any time by giving notice to the Trustee and the Sponsor, provided that it discharges its responsibilities with respect thereto in accordance with applicable law. Under such circumstances, the Trustee and the Sponsor shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust.

NSCC is an affiliate of DTC and the Trustee and Sponsor, and/or their affiliates, own shares of DTC.

PORTFOLIO ADJUSTMENTS

The DJIA is a price-weighted index of 30 component common stocks, the components of which are determined by the Averages Committee, which is composed of the managing editor of The Wall Street Journal, the head of Dow Jones Indexes research and the head of CME Group research.

The Trust is not managed and therefore the adverse financial condition of an issuer does not require the sale of stocks from the Portfolio. The Trustee on a non-discretionary basis adjusts the composition of the Portfolio to conform to changes in the composition and/or weighting structure of Index Securities in the Index. To the extent that the method of determining the DJIA is changed by S&P in a manner that would affect the adjustments provided for herein, the Trustee and the

Sponsor have the right to amend the Trust Agreement, without the consent of DTC or Beneficial Owners, to conform the adjustments to such changes and to maintain the objective of tracking the DJIA.

The Trustee directs its stock transactions only to brokers or dealers, which may include affiliates of the Trustee, from whom it expects to obtain the most favorable prices for execution of orders. Adjustments are made more frequently in the case of significant changes to the DJIA. Specifically, the Trustee is required to adjust the composition of the Portfolio whenever there is a change in the identity of any Index Security (i.e., a substitution of one security for another) within three (3) Business Days before or after the day on which the change is scheduled to take effect. While other DJIA changes may lead to adjustments in the Portfolio, the most common changes are likely to occur as a result of changes in the Index Securities included in the DJIA and as a result of stock splits. The Trust Agreement sets forth the method of adjustments which may occur thereunder as a result of corporate actions to the DJIA, such as stock splits or changes in the identity of the component stocks.

For example, in the event of an Index Security change (in which the common stock of one issuer held in the DJIA is replaced by the common stock of another), the Trustee may sell all shares of the Portfolio Security corresponding to the old Index Security and use the proceeds of such sale to purchase the replacement Portfolio Security corresponding to the new Index Security. If the share price of the removed Portfolio Security was higher than the price of its replacement, the Trustee will calculate how to allocate the proceeds of the sale of the removed Portfolio Security between the purchase of its replacement and purchases of additional shares of other Portfolio Securities so that the number of shares of each Portfolio Security after the transactions would be as nearly equal as practicable. If the share price of the removed Portfolio Security was lower than the price of its replacement, the Trustee will calculate the number of shares of each of the other Portfolio Securities that must be sold in order to purchase enough shares of the replacement Portfolio Security so that the number of shares of each Portfolio Security after the transactions would be as nearly equal as practicable.

In the event of a stock split, the price weighting of the stock which is split will drop. The Trustee may make the corresponding adjustment by selling the additional shares of the Portfolio Security received from the stock split. The Trustee may then use the proceeds of the sale to buy an equal number of shares of each Portfolio Security-including the Portfolio Security which had just experienced a stock split. In practice, of course, not all the shares received in the split would be sold: enough of those shares would be retained to make an increase in the number of split shares equal to the increase in the number of shares in each of the other Portfolio Securities purchased with the proceeds of the sale of the remaining shares resulting from such split.

As a result of the purchase and sale of stock in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of stock or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains). This amount may not exceed, for more than two (2) consecutive Business Days, 0.5% of the value of the Portfolio. If the Trustee has made all required adjustments and is left with cash in excess of 0.5% of the value of the Portfolio, the Trustee will use such cash to purchase additional Index Securities.

All portfolio adjustments are made as described herein unless such adjustments would cause the Trust to lose its status as a “regulated investment company” under Subchapter M of the Code. Additionally, the Trustee is required to adjust the composition of the Portfolio at any time to insure the continued qualification of the Trust as a regulated investment company.

The Trustee relies on S&P for information as to the composition and weightings of Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, the Trustee shall use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weightings of Portfolio Securities (as opposed to Index Securities) shall be used for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until current information with respect to Index Securities is available.

If the Trustee provides written notice of the termination of the Trust, from and after the date of such notice, the Trustee shall use the composition and weightings of Portfolio Securities as of such notice date for the determination of all redemptions or other purposes.

From time to time S&P may adjust the composition of the DJIA because of a merger or acquisition involving one or more Index Securities. In such cases, the Trust, as shareholder of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The Trustee is not permitted to accept any such offers until such time as it has been determined that the stocks of the issuer will be removed from the DJIA. As stocks of an issuer are often removed from the DJIA only after the consummation of a merger or acquisition of such issuer, in selling the securities of such issuer the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions is reinvested in Index Securities in accordance with the criteria set forth above. Any stocks received as a part of the consideration that are not Index Securities are sold as soon as practicable and the cash proceeds of such sale are reinvested in accordance with the criteria set forth above.

Adjustments to the Portfolio Deposit

On each Business Day (each such day, an “Adjustment Day”), the number of shares and identity of each Index Security required for a Portfolio Deposit are adjusted in accordance with the following procedure. At the close of the market the Trustee calculates the net asset value of the Trust. The net asset value of the Trust is divided by the number of outstanding Units multiplied by 50,000 Units in one Creation Unit, resulting in the net asset value per Creation Unit (“NAV Amount”). The Trustee then calculates the number of shares (without rounding) of each of the component stocks of the DJIA in a Portfolio Deposit for the following Business Day (“Request Day”), such that (a) the market value at the close of the market on the Adjustment Day of the stocks to be included in the Portfolio Deposit on Request Day, together with the Dividend Equivalent Payment effective for requests to create or redeem on the Adjustment Day, equals the NAV Amount and (b) the identity and weighting of each of the stocks in a Portfolio Deposit mirrors proportionately the identity and weightings of the stocks in the DJIA, each as in effect on Request Day. For each stock, the number resulting from such calculation is rounded down to the nearest whole share. The identities and weightings of the stocks so calculated constitute the stock portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as Portfolio Securities to be delivered by the Trustee in the event of request for redemption on the Request Day and thereafter until the following Adjustment Day.

In addition to the foregoing adjustments, if a corporate action such as a stock split, stock dividend or reverse split occurs with respect to any Index Security that results in an adjustment to the DJIA divisor, the Portfolio Deposit shall be adjusted to take into account the corporate action in each case rounded to the nearest whole share. Further, the Trustee is permitted to take account of changes to the identity or weighting of any Index Security resulting from a change to the DJIA by making a corresponding adjustment to the Portfolio Deposit on the day prior to the day on which the change to the DJIA takes effect.

On the Request Day and on each day that a request for the creation or redemption is deemed received, the Trustee calculates the market value of the stock portion of the Portfolio Deposit as in effect on the Request Day as of the close of the market and adds to that amount the Dividend Equivalent Payment effective for requests to create or redeem on Request Day (such market value and Dividend Equivalent Payment are collectively referred to herein as “Portfolio Deposit Amount”). The Trustee then calculates the NAV Amount, based on the close of the market on the Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount is the “Balancing Amount.” The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the close of trading on Request Day due to, for example,

(a) differences in the market value of the securities in the Portfolio Deposit and the market value of the securities on Request Day and (b) any variances from the proper composition of the Portfolio Deposit.

The Dividend Equivalent Payment and the Balancing Amount in effect at the close of business on the Request Date are collectively referred to as the Cash Component or the Cash Redemption Payment. If the Balancing Amount is a positive number (i.e., if the NAV Amount exceeds the Portfolio Deposit Amount) then, with respect to creation, the Balancing Amount increases the Cash Component of the then-effective Portfolio Deposit transferred to the Trustee by the creator. With respect to redemptions, the Balancing Amount is added to the cash transferred to the redeemer by the Trustee. If the Balancing Amount is a negative number (i.e., if the NAV Amount is less than the Portfolio Deposit Amount) then, with respect to creation, this amount decreases the Cash Component of the then-effective Portfolio Deposit to be transferred to the Trustee by the creator or, if such cash portion is less than the Balancing Amount, the difference must be paid by the Trustee to the creator. With respect to redemptions, the Balancing Amount is deducted from the cash transferred to the redeemer or, if such cash is less than the Balancing Amount, the difference must be paid by the redeemer to the Trustee.

If the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, or if a creator or redeemer is restricted from investing or engaging in transactions in one or more of such Index Securities, the Portfolio Deposit so constituted shall determine the Index Securities to be delivered in connection with the creation of Units in Creation Unit size aggregations and upon the redemption of Units until the time the stock portion of the Portfolio Deposit is subsequently adjusted.

EXCHANGE LISTING AND TRADING

The discussion below supplements the Summary with regard to exchange listing and trading matters associated with an investment in the Trust’s Units.

Secondary Trading on Exchanges

The Units are listed for secondary trading on the Exchange and individual Units may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the Business Day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change. If you buy or sell Units in the secondary market, you will pay the secondary market price for Units. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Units of the Trust will continue to be met or that Units will always be listed on the Exchange. The Trust will be terminated if Units are delisted. Trading in Units may be halted under certain circumstances as set forth in the Exchange rules and procedures. The Exchange will consider the suspension of trading in or removal from listing of Units if: (a) the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of Units for 30 or more consecutive trading days; (b) the value of the DJIA is no longer calculated or available; or (c) such other event occurs or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules that require trading to be halted for a specified period based on a specified market change. The Exchange also must halt trading if required intraday valuation information is not disseminated for longer than one (1) Business Day.

Units are also listed and traded on the Singapore Exchange Securities Trading Limited and Euronext Amsterdam. In the future, Units may be listed and traded on other non-U.S. exchanges. Euronext Amsterdam is an indirect wholly owned subsidiary of NYSE Holdings.

Trading Prices of Units

The trading prices of the Trust’s Units will fluctuate continuously throughout trading hours based on market supply and demand rather than the Trust’s NAV, which is calculated at the end of each Business Day. The Units will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily NAV of the Units. While the creation/redemption feature is designed to make it likely that Units normally will trade close to the Trust’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Trust’s NAV. See the table “Frequency Distribution of Discounts and Premiums for the Trust: Bid/Ask Price vs. NAV as of 12/31/18” herein.

The market price of a Unit should reflect its share of the dividends accumulated on Portfolio Securities and may be affected by supply and demand, market volatility, sentiment and other factors.

CONTINUOUS OFFERING OF UNITS

Creation Units are offered continuously to the public by the Trust through the Distributor. Persons making Portfolio Deposits and creating Creation Units will receive no fees, commissions or other form of compensation or inducement of any kind from the Sponsor or the Distributor, and no such person has any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of Units.

Because new Units can be created and issued on an ongoing basis, at any point during the life of the Trust, a “distribution,” as such term is used in the Securities Act of 1933, may be occurring. Broker-dealers and other persons are cautioned that some of their activities may result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the Securities Act of 1933. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with a distributor, breaks them down into the constituent Units and sells the Units directly to its customers; or if it chooses to couple the creation of a supply of new Units with an active selling effort involving solicitation of secondary market demand for Units. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Units, whether or not participating in the distribution of Units, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act of 1933 is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Units that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act of 1933 will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act of 1933. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act of 1933 is only available with respect to transactions on a national exchange.

The Sponsor intends to qualify Units in states selected by the Sponsor and through broker-dealers who are members of the Financial Industry Regulatory Authority (“FINRA”). Persons intending to create or redeem Creation Units in transactions not involving a broker-dealer registered in such person’s state of domicile or residence should consult their legal adviser regarding applicable broker-dealer or securities regulatory requirements under the state securities laws prior to such creation or redemption.

EXPENSES OF THE TRUST

Ordinary operating expenses of the Trust are currently being accrued at an annual rate of 0.17%. Future accruals will depend primarily on the level of the Trust’s net assets and the level of Trust expenses. There is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.17% of the Trust’s daily net asset value and such rate may be changed without notice.

Subject to any applicable cap, the Sponsor may charge the Trust a special fee for certain services the Sponsor may provide to the Trust which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced. Neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue any voluntary assumption of expenses or reimbursement at any time without notice.

The following charges are or may be accrued and paid by the Trust: (a) the Trustee’s fee; (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the Trust Agreement; (d) various governmental charges; (e) any taxes, fees and charges payable by the Trustee with respect to Units (whether in Creation Units or otherwise); (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of Units (whether in Creation Units or otherwise); (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by it in the administration of the Trust; (h) expenses incurred in contacting Beneficial Owners of Units during the life of the Trust and upon termination of the Trust; and (i) other out-of-pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

In addition, the following expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to S&P in respect of annual licensing fees pursuant to the License Agreement; (b) federal and state annual registration fees for the issuance of Units; and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing Units and the Trust (including, but not limited to, associated legal, consulting, advertising, and marketing costs and other out-of-pocket expenses such as printing). Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 0.20% per annum of the daily net asset value of the Trust.

With respect to the marketing expenses described in item (c) above, the Sponsor has entered into an agreement with SSGA FD, an affiliate of the Trustee, pursuant to which SSGA FD has agreed to market and promote the Trust. SSGA FD is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. An affiliate of SSGA FD separately receives fees from the Trustee for providing on-line creation and redemption functionality to Authorized Participants through its Fund Connect application.

If the income received by the Trust in the form of dividends and other distributions on Portfolio Securities is insufficient to cover Trust expenses, the Trustee may make advances to the Trust to cover such expenses. Otherwise, the Trustee may sell Portfolio Securities in an amount sufficient to pay such expenses. The Trustee may reimburse itself in the amount of any such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (a) dividend payments or other income of the Trust when such payments or other income is received, (b) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (c) the sale of Portfolio Securities. Notwithstanding the foregoing, if any advance remains outstanding for more than forty-five (45) Business Days, the Trustee may sell Portfolio Securities to reimburse itself for such advance and any accrued interest thereon. These advances will be secured by a lien on the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the NAV of the Trust.

For services performed under the Trust Agreement, the Trustee is paid a fee at an annual rate of 0.06% to 0.10% of the net asset value of the Trust, as shown below, depending on the net asset value of the Trust, plus or minus the Adjustment Amount (as defined below). The compensation is computed on each Business Day based on the net asset value of the Trust on such day, and the amount thereof is accrued daily and paid quarterly. To the extent that the amount of the Trustee’s compensation, before any adjustment in respect of the Adjustment Amount, is less than specified amounts, the Sponsor has agreed to pay the amount of any such shortfall. Notwithstanding the fee schedule set forth in the table below, in the fourth year of the Trust’s operation and in subsequent years, the Trustee shall be paid a minimum fee of $400,000 per annum as adjusted by the CPI-U to take effect at the beginning of the fourth year and each year thereafter. The Trustee also may waive all or a portion of such fee.

Trustee Fee Scale

Net Asset Value of the Trust	Fee as a Percentage of Net Asset Value of the Trust
$0 - $499,999,999	0.10% per annum plus or minus the Adjustment Amount*
$500,000,000 - $2,499,999,999	0.08% per annum plus or minus the Adjustment Amount*
$2,500,000,000 and above	0.06% per annum plus or minus the Adjustment Amount*

*	The fee indicated applies to that portion of the net asset value of the Trust that falls in the size category indicated.

As of October 31, 2018, and as of December 31, 2018, the net asset value of the Trust was $21,572,103,752 and $19,700,411,194, respectively. No representation is made as to the actual net asset value of the Trust on any future date, as it is subject to change at any time due to fluctuations in the market value of the Portfolio Securities, or to creations or redemptions made in the future. For the fiscal year ended October 31, 2018, the aggregate dollar amount of fees paid to the Trustee was $12,640,134.

The Adjustment Amount is calculated at the end of each quarter and applied against the Trustee’s fee for the following quarter. “Adjustment Amount” is an amount which is intended, depending upon the circumstances, either to (a) reduce the Trustee’s fee by the amount that the Transaction Fees paid on creation and redemption exceed the costs of those activities, and by the amount of excess earnings on cash held for the benefit of the Trust** or (b) increase the Trustee’s fee by the amount that the Transaction Fees (plus additional amounts paid in connection with creations or redemptions outside the Clearing Process), paid on creations or redemptions, falls short of the actual costs of these activities. If in any quarter the Adjustment Amount exceeds the fee payable to the Trustee as set forth above, the Trustee uses such excess amount to reduce other Trust expenses, subject to certain federal tax limitations. To the extent that the amount of such excess exceeds the Trust’s expenses for such quarter, any remaining excess is retained by the Trustee as part of its compensation. If in any quarter the costs of processing creations and redemptions exceed the amounts charged as a Transaction Fee (plus the additional amounts paid in connection with creations or redemptions outside the Clearing Process) net of the excess earnings, if any, on cash held for the benefit of the Trust, the Trustee will augment the Trustee’s fee by the resulting Adjustment Amount. The net Adjustment Amount is usually a credit to the Trust. The amount of the earnings credit will be equal to the then current Federal Funds Rate, as reported in nationally distributed publications, multiplied by each day’s daily cash balance in the Trust’s cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors.

For example, during the year ended October 31, 2018, the Adjustment Amount included an excess of net transaction fees from processing orders of $388,356 and a Trustee earnings credit of $671,054. Thus, the Adjustment Amount reduced the Trustee’s fee by $1,059,410.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Trust is computed as of the Evaluation Time, as shown under “Portfolio Adjustments — Adjustments to the Portfolio Deposit” on each Business Day. The net asset value of the Trust on a per Unit basis is determined by subtracting all liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio and other assets and dividing the result by the total number of outstanding Units. For the most recent net asset value information, please go to www.spdrs.com.

**	The excess earnings on cash amount is currently calculated, and applied, on a monthly basis.

The value of the Portfolio is determined by the Trustee in good faith in the following manner. If Portfolio Securities are listed on one or more national securities exchanges, such evaluation is generally based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange which is deemed to be the principal market therefor or, if there is no such appropriate closing sale price on such exchange, at the last sale price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the securities are not so listed or, if so listed and the principal market therefor is other than on such exchange or there is no such last sale price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, (a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable securities, (c) by the Trustee’s appraising the value of the securities in good faith on the bid side of the market, or (d) by any combination thereof.

ADDITIONAL RISK INFORMATION

The following section identifies additional risks. Prospective investors should carefully consider the additional information described below together with the information identified under “Summary — Principal Risks of Investing in the Trust.”

A liquid trading market for certain Portfolio Securities may not exist.    Although all of the Portfolio Securities are listed on a national securities exchange, the existence of a liquid trading market for certain Portfolio Securities may depend on whether dealers will make a market in such stocks. There can be no assurance that a market will be made or maintained for any Portfolio Securities, or that any such market will be or remain liquid. The price at which Portfolio Securities may be sold and the value of the Portfolio will be adversely affected if trading markets for Portfolio Securities are limited or absent.

Asset Category Risk.    The Portfolio Securities may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Trading Issues.    Units are listed for trading on the Exchange under the market symbol “DIA” and are listed or traded on certain non-U.S. stock exchanges other than the Exchange. Trading in Units on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Units inadvisable. In addition, trading in Units on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Trust will continue to be met or will remain unchanged or that the Units will trade with any volume, or at all, on any stock exchange. Investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. The Trust will be terminated if the Units are delisted from the Exchange.

Fluctuation of NAV; Unit Premiums and Discounts.    The NAV of the Units will generally fluctuate with changes in the market value of the Trust’s securities holdings. The market prices of Units will generally fluctuate in accordance with changes in the Trust’s NAV and supply and demand of Units on the Exchange or any other exchange on which Units are traded. It cannot be predicted whether Units will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Units will be closely related to, but not identical to, the same forces influencing the prices of the securities of the DJIA trading individually or in the aggregate at any point in time. The market prices of Units may deviate significantly from the NAV of the Units during periods of market volatility. While the creation/redemption feature is designed to make it likely that Units normally will trade close to the Trust’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Trust’s NAV. If an investor purchases Units at a time when the market price is at a premium to the NAV of the Units or sells at a time when the market price is at a discount to the NAV of the Units, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

Costs of Buying or Selling Units.    Investors buying or selling Units in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Units. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Units (the “bid” price) and the price at which an investor is willing to sell Units (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Units based on trading volume and market liquidity, and is generally lower if the Trust’s Units have more trading volume and market liquidity and higher if the Trust’s Units have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Units, including bid/ask spreads, frequent trading of Units may significantly reduce investment results and an investment in Units may not be advisable for investors who anticipate regularly making small investments.

Large Cap Risk.    The Portfolio Securities will generally consist of equity securities of large-capitalization U.S. issuers. Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

Investment in the Trust may have adverse tax consequences.    Investors in the Trust should consider the U.S. federal, state, local and other tax consequences of the ownership and disposition of Units. For a discussion of certain U.S. federal income tax consequences of the ownership and disposition of Units, see “Federal Income Taxes.”

Additionally, Units may perform differently from other investments in portfolios containing large capitalization stocks based upon or derived from an index other than the DJIA. For example, the great majority of component stocks of the DJIA are drawn from among the largest of the large capitalization universe, while other indexes may represent a broader sampling of stocks within capitalization ranges. Large capitalization companies usually cannot respond as quickly as smaller companies have to competitive challenges, and their growth rates tend to lag the growth rates of well-managed smaller companies during strong economic periods. Also, other indexes may use different methods for assigning relative weights to the index components than the price weighted method used by the DJIA. As a result, DJIA accords relatively more weight to stocks with a higher price-to-market capitalization ratio than a similar market capitalization-weighted index.

Clearing and settlement of Creation Units may be delayed or fail.    Even if an order is processed through the continuous net settlement clearing process of NSCC, Portfolio Securities or Units, as applicable, may not be delivered on settlement date, due to liquidity or other constraints in the clearing process. Orders expected to settle outside of the continuous net settlement clearing process of NSCC are not covered by NSCC’s guarantee of completion of delivery.

ADDITIONAL INFORMATION REGARDING DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section included in this prospectus entitled “Dividends and Distributions.”

General Policies

The regular monthly ex-dividend date for Units is the third (3rd) Friday in each calendar month, unless such day is not a Business Day, in which case the ex-dividend date is the immediately preceding Business Day (“Ex-Dividend Date”). Beneficial Owners reflected on the records of DTC and the DTC Participants on the first (1st) Business Day following the Ex-Dividend Date (“Record Date”) are entitled to receive an amount representing dividends accumulated on Portfolio Securities through the monthly dividend period which ends on the Business Day preceding such Ex-Dividend Date (including stocks with ex-dividend dates falling within such monthly dividend period), net of fees and expenses, accrued daily for such period. For the purposes of all dividend distributions, dividends per Unit are calculated at least to the nearest 1/1000th of $0.01. The payment of dividends is made on the Monday preceding the third (3rd) Friday of the next calendar month or the next subsequent day if such Monday is not a Business Day or is a Business Day when the U.S. Federal Reserve is not open (“Dividend Payment Date”). Dividend payments are made through DTC and the DTC Participants to Beneficial Owners then of record with funds received from the Trustee.

Dividends payable to the Trust in respect of Portfolio Securities are credited by the Trustee to a non-interest bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Portfolio, including but not limited to the Cash Component, the Cash Redemption Payment, all moneys realized by the Trustee from the sale of options, warrants or other similar rights received or distributed in respect of Portfolio Securities as dividends or distributions and capital gains resulting from the sale of Portfolio Securities are credited by the Trustee to a non-interest bearing account. All funds collected or received are held by the Trustee without interest until distributed in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to the account generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce the Trustee’s annual fee.

Any additional distributions the Trust may need to make so as to qualify for an exemption from tax on its distributed income under the Code and to avoid U.S. federal excise tax would consist of (a) an increase in the distribution scheduled for January to include any amount by which the Trust’s estimated “investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and net capital gains for the prior taxable and/or calendar year exceeded the amount of Trust taxable income previously distributed with respect to such taxable year and/or calendar year or, if greater, the minimum amount required to avoid imposition of such excise tax and (b) a distribution soon after the computation of the actual annual “investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and net capital gain of the Trust of the amount, if any, by which such actual income and gain exceeds the distributions already made. The net asset value of the Trust is reduced in direct proportion to the amount of such additional distributions. The magnitude of the additional distributions, if any, depends upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of stocks in connection with adjustments to the Portfolio are used to purchase shares of Index Securities, the Trust may have no cash or insufficient cash with which to pay such additional distributions. In that case, the Trustee typically will have to sell an approximately equal number of shares of each of the Portfolio Securities sufficient to produce the cash required to make such additional distributions.

The Trustee may declare special dividends if such action is necessary or advisable to preserve the status of the Trust as a RIC or to avoid imposition of income or excise taxes on undistributed income. In addition, the Trust may vary the frequency with which periodic distributions are made (e.g., from monthly to quarterly) if it is determined by the Sponsor and the Trustee that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to RICs or would otherwise be advantageous to the Trust. The Trustee may also change the regular ex-dividend date for Units to another date within the month or the quarter if the Sponsor and the Trustee determine that such a change would be advantageous to the Trust. Notice of any such variance or change will be provided to Beneficial Owners via DTC and the DTC Participants.

All distributions are made by the Trustee through DTC and the DTC Participants to Beneficial Owners as recorded on the book entry system of DTC and the DTC Participants. With each distribution, the Trustee furnishes for distribution to Beneficial Owners a statement setting forth the amount being distributed, expressed as a dollar amount per Unit.

The settlement date for the creation of Units or the purchase of Units in the secondary market must occur on or before the Record Date in order for such creator or purchaser to receive a distribution on the next Dividend Payment Date. If the settlement date for such creation or a secondary market purchase occurs after the Record Date, the distribution will be made to the prior securityholder or Beneficial Owner as of such Record Date.

As soon as practicable after notice of termination of the Trust, the Trustee will distribute via DTC and the DTC Participants to each Beneficial Owner redeeming Creation Units before the termination date specified in such notice a portion of Portfolio Securities and cash as described above. Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practicable after termination of the Trust, such Beneficial Owner’s pro rata share of the net asset value of the Trust.

INVESTMENT RESTRICTIONS

The Trust is not actively managed and only holds constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Therefore, the Trust is not authorized to invest in the securities of registered investment companies or any other registered or unregistered funds, lend its portfolio securities or other assets, issue senior securities or borrow money for the purpose of investing in securities, purchase securities on margin, sell securities short or invest in derivative instruments, including, without limitation, futures contracts, options or swaps.

INVESTMENTS BY INVESTMENT COMPANIES

Purchases of Units by investment companies are subject to restrictions pursuant to Section 12(d)(1) of the 1940 Act. The Trust has received an SEC order that permits registered investment companies to invest in Units beyond these limits, subject to certain conditions and terms. One such condition is that registered investment companies relying on the order must enter into a written agreement with the Trust. Registered investment companies wishing to learn more about the order and the agreement should telephone 1-866-787-2257.

The Trust itself is also subject to the restrictions of Section 12(d)(1). This means that, notwithstanding the investment restrictions described above, absent an exemption or SEC relief, (a) the Trust cannot invest in any registered investment company, to the extent that the Trust would own more than 3% of that registered investment company’s outstanding Units, (b) the Trust cannot invest more than 5% of its total assets in the securities of any one registered investment company, and (c) the Trust cannot invest more than 10% of its total assets in the securities of registered investment companies in the aggregate.

ANNUAL REPORTS

Promptly after the end of each fiscal year, the Trustee furnishes to the DTC Participants for distribution to each person who was a Beneficial Owner of Units at the end of such fiscal year, an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules and regulations.

BENEFIT PLAN INVESTOR CONSIDERATIONS

In considering the advisability of an investment in Units, fiduciaries of pension, profit sharing or other tax-qualified retirement plans and funded welfare plans or entities whose underlying assets include “plan assets” within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (collectively, “Plans”) subject to the fiduciary responsibility requirements of ERISA, should consider whether an investment in Units (a) is permitted by the documents and instruments governing the Plan, (b) is made solely in the interest of participants and beneficiaries of the Plans, (c) is consistent with the prudence and diversification requirements of ERISA, and that the acquisition and holding of Units does not result in a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code. Individual retirement account (“IRA”) investors and certain other investors not subject to ERISA, such as Keogh Plans, should consider that such arrangements may make only such investments as are authorized by the governing instruments and that IRAs, Keogh Plans and certain other types of arrangements are subject to the prohibited transaction rules of Section 4975 of the Code. Employee benefit plans that are government plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes or other applicable law, which may include restrictions similar to ERISA and Section 4975 of the Code, on investments in Units and the considerations discussed above, to the extent such considerations apply. Each purchaser and transferee of a Unit who is subject to ERISA or Section 4975 of the Code or any similar laws will be deemed to have represented by its acquisition and holding of each Unit that its acquisition and holding of any Units does not give rise to a non-exempt prohibited transaction under ERISA, the Code or any similar law.

As described in the preceding paragraph, ERISA imposes certain duties on Plan fiduciaries, and ERISA and/or Section 4975 of the Code prohibit certain transactions involving “plan assets” between Plans or IRAs and persons who have certain specified relationships to the Plan or IRA (that is, “parties in interest” as defined in ERISA or “disqualified persons” as defined in the Code). The fiduciary standards and prohibited transaction rules that apply to an investment in Units by a Plan will not apply to transactions involving the Trust’s assets because the Trust is an investment company registered under the 1940 Act. As such, the Trust’s assets are not deemed to be “plan assets” under ERISA and U.S. Department of Labor regulations by virtue of Plan and/or IRA investments in Units.

Each purchaser or transferee should consult legal counsel before purchasing the Units. Nothing herein shall be construed as a representation that an investment in the Units would meet any or all of the relevant legal requirements with respect to investments by, or is appropriate for, an employee benefit plan subject to ERISA or Section 4975 of the Code or a similar law.

INDEX LICENSE

A license agreement (the “License Agreement”) between SSGA FD, an affiliate of the Trustee, and S&P OPCO LLC (“S&P OPCO”) grants a license to SSGA FD to use the DJIA and to use certain trade names and trademarks of S&P in connection with the Trust. The DJIA also serves as a basis for determining the composition of the Portfolio. The Trustee (on behalf of the Trust), the Sponsor and the Exchange have each received a sublicense from SSGA FD for the use of the DJIA and certain trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the Beneficial Owners of Units. The License Agreement is scheduled to be effective until December 31, 2022 and automatically renew thereafter for successive annual periods.

None of the Trust, the Trustee, the Exchange, the Sponsor, SSGA FD, the Distributor, DTC, NSCC, any Authorized Participant, any Beneficial Owner of Units or any other person is entitled to any rights whatsoever under the foregoing licensing arrangements or to use the trademarks and service marks “Dow Jones,” “The Dow,” “DJIA” or “Dow Jones Industrial Average” or to use the DJIA except as specifically described in the License Agreement or sublicenses or as may be specified in the Trust Agreement.

THE TRUST IS NOT SPONSORED, ENDORSED, SOLD OR MARKETED BY S&P DOW JONES INDICES LLC, ITS AFFILIATES, AND/OR THIRD PARTY LICENSORS (INCLUDING, WITHOUT LIMITATION, DOW JONES & COMPANY, INC.) (COLLECTIVELY, FOR PURPOSES OF THIS PARAGRAPH AND THE NEXT PARAGRAPH, “S&P”). S&P MAKES NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE TRUST OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE TRUST PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK MARKET PERFORMANCE AND/OR TO ACHIEVE ITS

STATED OBJECTIVE AND/OR TO FORM THE BASIS OF A SUCCESSFUL INVESTMENT STRATEGY, AS APPLICABLE. S&P LICENSES TO THE TRUST CERTAIN TRADEMARKS AND TRADE NAMES AND THE INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO SSGA FD OR THE TRUST. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE TRUST OR THE OWNERS OF OR INVESTORS IN THE TRUST INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE DJIA. S&P DOW JONES INDICES LLC IS NOT AN ADVISOR TO THE TRUST. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE TRUST OR THE TIMING OF THE ISSUANCE OR SALE OF THE TRUST OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE UNITS ARE ISSUED OR REDEEMED. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE TRUST.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DJIA OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE INDEX AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY OR CONDITION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, THE TRUSTEE, THE TRUST, OWNERS OF OR INVESTORS IN THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DJIA OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE DJIA. S&P MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS, WARRANTIES OR CONDITIONS, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE DJIA OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS) RESULTING FROM THE USE OF THE DJIA OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SPDR TRADEMARK. The “SPDR” trademark is used under license from Standard & Poor’s Financial Services LLC, a division of S&P Global. No financial product offered by the Trust or its affiliates is sponsored, endorsed, sold or marketed by S&P or its affiliates. S&P makes no representation or warranty, express or implied, to the owners of any financial product or any member of the public regarding the advisability of investing in securities generally or in financial products particularly or the ability of the index on which financial products are based to track general stock market performance. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of financial products. S&P has no obligation or liability in connection with the administration, marketing or trading of financial products. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P OR ITS AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SPONSOR

The Sponsor is a Delaware limited liability company incorporated on April 6, 1998 with offices c/o NYSE Holdings LLC, 11 Wall Street, New York, New York 10005. The Sponsor’s Internal Revenue Service Employer Identification Number is 26-4126158. The Sponsor’s sole business activity is to act as the sponsor of the Trust and two other ETFs. On October 1, 2008, the Sponsor became an indirect wholly-owned subsidiary of NYSE Holdings following the acquisition by NYSE Holdings of the American Stock Exchange LLC and all of its subsidiaries. On November 13, 2013, the Sponsor became an indirect, wholly-owned subsidiary of Intercontinental Exchange, Inc. (“ICE”), following the acquisition of NYSE Holdings LLC (the parent company of the Sponsor) by ICE. As the parent company, ICE is the publicly-traded entity, trading on the New York Stock Exchange under the symbol “ICE.” NYSE Holdings is a “control person” of the Sponsor as such term is defined in the Securities Act of 1933.

The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell Units to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of Units within a specified period.

If at any time the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required to be undertaken or performed by it, and such failure is not cured within fifteen (15) Business Days following receipt of notice from the Trustee of such failure, or if the Sponsor resigns, or if the Sponsor is adjudged bankrupt or insolvent, or a receiver of the Sponsor or of its property is appointed, or a trustee or liquidator or any public officer takes charge or control of the Sponsor or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, the Trustee may appoint a successor Sponsor, agree to act as Sponsor itself, or terminate the Trust Agreement and liquidate the Trust. Upon the Trustee’s and a successor Sponsor’s execution of an instrument of appointment and assumption, the successor Sponsor succeeds to all of the rights, powers, duties and obligations of the original Sponsor. The successor Sponsor shall not be under any liability under the Trust Agreement for occurrences or omissions prior to the execution of such instrument. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable, but not exceeding the amounts prescribed by the SEC.

The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust. The Trustee shall terminate the Trust Agreement and liquidate the Trust if, within sixty (60) days following the date on which a notice of resignation was delivered by the Sponsor, a successor Sponsor has not been appointed or the Trustee has not agreed to act as Sponsor.

The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust or to the Beneficial Owners of Units for taking or refraining from taking any action in good faith, or for errors in judgment, but is liable only for its own gross negligence, bad faith, willful misconduct or willful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust because of the purchase or sale of any Portfolio Securities. The Trust Agreement further provides that the Sponsor and its directors, shareholders, officers, employees, subsidiaries and affiliates under common control with the Sponsor shall be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct or willful malfeasance on the part of any such party arising out of or in connection with the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses (including counsel fees) of defending against any claim or liability.

As of February 12, 2019, each of the following persons served as an officer or member of the Sponsor:

Name	Nature of Relationship or Affiliation with Sponsor
Stacey Cunningham	President
Scott Hill	Senior Vice President and Chief Financial Officer
Doug Foley	Senior Vice President, HR & Administration
Martin Hunter	Senior Vice President, Tax & Treasurer
Douglas Yones	Senior Director
Elizabeth King	General Counsel & Secretary
Martha Redding	Associate General Counsel & Assistant Secretary
Andrew Surdykowski	Senior Vice President
Sandra Kerr	Assistant Treasurer
Octavia Spencer	Assistant Secretary
NYSE American LLC	Member

The principal business address for each of the officers and members listed above is c/o NYSE Holdings LLC, 11 Wall Street, New York, New York 10005. None of the officers listed above either directly or indirectly owns, controls or holds with power to vote any of the outstanding limited liability company interests of the Sponsor. All of the outstanding limited liability company interests of the Sponsor are owned by NYSE American LLC as the sole member of the Sponsor.

None of the individuals listed above either directly or indirectly owns, controls or holds with power to vote any of the outstanding Units of the Trust.

Other Companies of which Each of the Persons* Named Above is Presently an Officer, Director or Partner
Person Named Above	Name and Principal Business Address of such Other Company	Nature of Business of such Other Company	Nature of Affiliation with such Other Company

Stacey Cunningham**	NYSE Holdings LLC, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies	President

Scott Hill***	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor, Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Chief Financial Officer

Doug Foley****	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor, Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Senior Vice President

Martin Hunter*****	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor, Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Senior Vice President, Tax & Treasury

Elizabeth King******	NYSE Holdings LLC, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies	General Counsel & Secretary

Martha Redding*******	NYSE Holdings LLC, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies	Assistant General Counsel & Assistant Secretary

Andrew Surdykowski********	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor, Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	General Counsel

Other Companies of which Each of the Persons* Named Above is Presently an Officer, Director or Partner
Person Named Above	Name and Principal Business Address of such Other Company	Nature of Business of such Other Company	Nature of Affiliation with such Other Company

Sandra Kerr*********	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor, Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Senior Tax Director

Octavia Spencer**********	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor, Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Corporate Secretary

*	Exclude persons whose affiliation with the Sponsor arises solely by virtue of stock ownership (as defined under Section 2(a)(3)(A) of the Investment Company Act of 1940).
**

In addition to her positions with the Sponsor and NYSE Holdings LLC, Ms. Cunningham is the President of NYSE Group, Inc. and a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 20 other subsidiaries of ICE.

***

In addition to his position with the Sponsor, Mr. Hill is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 171 other subsidiaries of ICE.

****

In addition to his position with the Sponsor, Mr. Foley is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 48 other subsidiaries of ICE.

*****

In addition to his position with the Sponsor, Mr. Hunter is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 92 other subsidiaries of ICE.

******

In addition to her positions with the Sponsor and NYSE Holdings LLC, Ms. King is a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 27 other subsidiaries of ICE.

*******

In addition to her positions with the Sponsor and NYSE Holdings LLC, Ms. Redding is a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 25 other subsidiaries of ICE.

********

In addition to his position with the Sponsor, Mr. Surdykowski is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 189 other subsidiaries of ICE.

*********	In addition to her positions with the Sponsor, Ms. Kerr is a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 84 other subsidiaries of ICE.
**********

In addition to her position with the Sponsor, Ms. Spencer is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 87 other subsidiaries of ICE.

Stacey Cunningham has served as the President of the NYSE Group, which includes the New York Stock Exchange and a diverse range of equity and equity options exchanges, all wholly owned subsidiaries of ICE, since May 2018. She is the 67th President and the first woman to lead the NYSE Group in its 226 year history. Ms. Cunningham is a respected equities industry veteran having held senior positions in global exchanges throughout her career. Most recently, she was the NYSE Chief Operating Officer where she was responsible for NYSE’s four equity markets and two options markets. In this capacity she led the company’s strategy for its equities, equity derivatives and exchange-traded funds businesses. She also spearheaded the roll-out of NYSE’s state-of-the-art trading platform NYSE Pillar, one of the most ambitious technology programs ever completed by a global exchange. Prior to serving as COO, Ms. Cunningham was President of NYSE Governance Services, a provider of governance, compliance, and education solutions for companies and their boards. Ms. Cunningham also served as Head of Sales & Relationship Management at NYSE, where she managed the sales team for U.S. cash equities and options markets. Before joining NYSE, Ms. Cunningham held several senior positions at Nasdaq. Ms. Cunningham began her career on the NYSE trading floor where she served as a specialist. Ms. Cunningham earned her B.S. in Industrial Engineering from Lehigh University.

Scott Hill has served as Chief Financial Officer of ICE since May 2007. As ICE’s Chief Financial Officer, he is responsible for overseeing all aspects of its finance and accounting functions, treasury, tax, audit and controls, business development, human resources and investor relations. In addition, Mr. Hill oversees ICE’s global clearing operations. Prior to joining ICE, Mr. Hill spent 16 years as an international finance executive for IBM. He oversaw IBM’s worldwide financial forecasts and measurements from 2006 through 2007, working alongside the Chief Financial Officer of IBM and with all of the company’s global business units. Prior to that, Mr. Hill was Vice President and Controller of IBM Japan’s multi-billion dollar business operation from 2003 through 2005. He currently serves on the Board of Directors of VVC Exploration Corporation and serves on the Audit Committee. Mr. Hill earned his BBA in Finance from the University of Texas at Austin and his MBA from New York University.

Doug Foley is Senior Vice President of Human Resources & Administration of ICE. In addition to other duties, he has overall responsibility for ICE’s global human resource and real estate functions. Prior to joining ICE in 2008, Mr. Foley worked in the Performance & Reward practice at Ernst & Young LLP in Atlanta. Mr. Foley previously worked in Global Compensation & Rewards at Delta Air Lines and began his career as a pension actuary, holding various roles at Ernst & Young LLP and Arthur Andersen LLP. Mr. Foley holds a Bachelor of Science in Mathematics and a Master of Science in Risk Management & Insurance both from Georgia State University.

Martin Hunter is Senior Vice President, Tax & Treasurer of Intercontinental Exchange, Inc. since 2013. Previously he was Vice President, Tax & Treasurer from August 2010 to November 2013.

Douglas Yones is currently the Head of Exchange Traded Products at the New York Stock Exchange, where he oversees the team responsible for the delivery of customized, full service end-to-end capabilities for ETP and Closed End Fund Issuers. Prior to joining the NYSE, Mr. Yones spent 17 years at The Vanguard Group, most recently as the Head of Domestic Equity Indexing/ETF Product Management. From 2007 through 2015, Mr. Yones worked on the development and launch of numerous ETFs in the U.S., U.K. and Canada. He also spent a number of years in Hong Kong, responsible for the development and launch of the regional ETF business for Vanguard in Asia.

Elizabeth King is Chief Regulatory Officer for ICE and General Counsel of NYSE Group, a wholly-owned subsidy of ICE. As ICE’s CRO, Ms. King oversees the company’s global regulatory and legal affairs initiatives. She also manages the legal department for NYSE Group, which includes its five cash equity and two equity options markets, including the New York Stock Exchange. Prior to joining ICE in March 2014, Ms. King was Deputy General Counsel and Global Head of Regulatory Affairs at securities trading firm KCG Holdings, Inc. Before joining KCG, she was Associate Director, Division of Trading and Markets at the U.S. Securities and Exchange Commission, where she was responsible for the SEC’s regulatory program for oversight of the securities markets. Ms. King holds a J.D. from the University of Pennsylvania, and an A.B. from Duke University.

Martha Redding has been with the Legal Department of the NYSE Group since 2011. She is Associate General Counsel and Assistant Secretary. Prior to joining the NYSE Group, she was Chief Compliance Officer & Associate General Counsel at Financial Security Assurance (now Assured Guaranty Municipal Corp) from 2004-2009.

Andrew Surdykowski has served as ICE’s General Counsel since October 2018. He is responsible for overseeing ICE’s legal affairs globally, including public company compliance, corporate governance matters and serving as ICE’s key legal advisor. Previously Mr. Surdykowski was SVP, Associate General Counsel and Assistant Corporate Secretary. Prior to joining ICE in 2005, Mr. Surdykowski was a corporate attorney at McKenna, Long & Aldridge LLP, a national law firm now known as

Dentons. At McKenna, Long & Aldridge, he practiced in the corporate law group and represented a broad array of clients in matters dealing with securities, mergers and acquisitions, corporate governance, finance and private equity. Mr. Surdykowski holds a J.D. from the Georgia State University College of Law, and a B.S. in Management from the Georgia Institute of Technology.

Sandra Kerr is Senior Tax Director, Tax Compliance & Audits of Intercontinental Exchange Holdings, Inc. in charge of Federal tax compliance and audits from February 2014 to present. Previously she was Tax Director/Consultant of Steele Consulting LLC providing tax services (via contracting work) to various corporate tax departments from June 2005 to February 2014, primarily for Intercontinental Exchange Holdings, Inc. from 2010 to February 2014 and various other companies from June 2005 to 2010.

Octavia Spencer is Corporate Secretary at ICE. In this role, she focuses on public company compliance and corporate governance matters. Prior to joining ICE in 2014, Ms. Spencer worked as an attorney at McKenna, Long & Aldridge (now known as Dentons) where she practiced in the corporate law group and focused on public company compliance and corporate governance matters, public offerings, private placements and M&A work. Ms. Spencer holds a J.D. from the Duke University School of Law and a Bachelor of Arts degree from the University of North Carolina at Chapel Hill.

NYSE American LLC, formerly NYSE MKT LLC, NYSE Amex and prior to that, the American Stock Exchange, became a wholly-owned subsidiary of NYSE Holdings in 2008.

TRUSTEE

Effective June 16, 2017, SSBT resigned as trustee of the Trust. The Sponsor appointed the Trustee, a wholly-owned subsidiary of SSBT, as trustee of the Trust. The services received, and the trustee fees paid, by the Trust did not change as a result of the change in the identity of the Trustee. SSBT continues to maintain the Trust’s accounting records, act as custodian and transfer agent to the Trust, and provide administrative services, including the filing of certain regulatory reports.

The Trustee is a limited purpose trust company organized under the laws of the Commonwealth of Massachusetts with its principal place of business at One Iron Street, Boston, Massachusetts 02210. The Trustee is a direct wholly-owned subsidiary of SSBT and as such is regulated by the Federal Reserve System and is subject to applicable federal and state banking and trust laws and to supervision by the Federal Reserve, as well as by the Massachusetts Commissioner of Banks and the regulatory authorities of those states and countries in which a branch of the Trustee is located.

The Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing a notice of resignation in writing and filing such notice with the Sponsor and mailing a copy of the notice of resignation to all DTC

Participants reflected on the records of DTC as owning Units for distribution to Beneficial Owners as provided above not less than sixty (60) days before the date such resignation is to take effect. Such resignation becomes effective upon the acceptance of the appointment as Trustee for the Trust by the successor Trustee. The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts promptly to appoint a successor Trustee in the manner and meeting the qualifications provided in the Trust Agreement. If no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trustee shall terminate the Trust Agreement and liquidate the Trust.

If the Trustee becomes incapable of acting as such, or fails to undertake or perform or becomes incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required to be undertaken or performed by it, and such failure is not be cured within fifteen (15) Business Days following receipt of notice from the Sponsor of such failure, or the Trustee is adjudged bankrupt or insolvent, or a receiver of the Trustee or its property is appointed, or a trustee or liquidator or any public officer takes charge or control of such Trustee or of its property or affairs for the purposes of rehabilitation, conservation or liquidation, then the Sponsor may remove the Trustee and appoint a successor Trustee as provided in the Trust Agreement. The Sponsor shall mail notice of such appointment of a successor Trustee via the DTC Participants to Beneficial Owners. Upon a successor Trustee’s execution of a written acceptance and acknowledgement of an instrument accepting appointment as Trustee for the Trust, the successor Trustee becomes vested with all the rights, powers, duties and obligations of the original Trustee. A successor Trustee must be (a) a bank, trust company, corporation or national banking association organized and doing business under the laws of the United States or any state thereof; (b) authorized under such laws to exercise corporate trust powers; and (c) at all times have an aggregate capital, surplus and undivided profits of not less than $50,000,000.

Beneficial Owners of 51% of the then outstanding Units may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee as described above and in the Trust Agreement.

The Trust Agreement limits the Trustee’s liabilities. It provides, among other things, that the Trustee is not liable for (a) any action taken in reasonable reliance on properly executed documents or for the disposition of monies or securities or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, willful malfeasance, willful misconduct, or reckless disregard of its duties and obligations; (b) depreciation or loss incurred by reason of the sale, or the failure to make a sale, by the Trustee of any Portfolio Securities; (c) any action the Trustee takes where the Sponsor fails to act; and (d) any taxes or other governmental charges imposed upon or in respect of Portfolio Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.

The Trustee and its directors, subsidiaries, shareholders, officers, employees and affiliates under common control with the Trustee will be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct, willful malfeasance on the part of such party or reckless disregard of its duties and obligations arising out of or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

The Trustee, directly or through Depository Trust Company, or SSBT, as custodian, has possession of all securities and other property in which the Trust invests, all funds held for such investment, all equalization, redemption, and other special funds of the Trust, and all income upon, accretions to, and proceeds of such property and funds. The Trustee, directly or through SSBT, as custodian, segregates, by recordation on its books and records, all securities and/or property held for the Trust. All cash is held on deposit for the Trust and, to the extent not required for reinvestment or payment of Trust expenses, is distributed periodically to Unitholders.

DEPOSITORY

DTC is a limited purpose trust company and member of the Federal Reserve System.

DISTRIBUTOR

The Distributor is a corporation organized under the laws of the State of Colorado and is located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distributor is a registered broker-dealer and a member of FINRA. The Sponsor pays the Distributor for its services a flat annual fee of $35,000. The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the SEC.

TRUST AGREEMENT

Beneficial Owners shall not (a) have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement, (b) in any manner control the operation and management of the Trust, or (c) be liable to any other person by reason of any action taken by the Sponsor or the Trustee. The Trustee has the exclusive right to vote all of the voting stocks in the Trust. The Trustee votes the voting stocks of each issuer in the same proportionate relationship that all other shares of each such issuer are voted (known as “mirror voting”) to the extent permissible and, if not permitted, abstains from voting. The Trustee shall not be liable to any person for any action or failure to take any action with respect to such voting matters.

The death or incapacity of any Beneficial Owner does not operate to terminate the Trust nor entitle such Beneficial Owner’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust.

Amendments to the Trust Agreement

The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision that may be defective or inconsistent or to make such other provisions as will not adversely affect the interests of Beneficial Owners; (b) to change any provision as may be required by the SEC; (c) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a “regulated investment company” under the Code; (d) to add or change any provision as may be necessary or advisable if NSCC or DTC is unable or unwilling to continue to perform its functions; and (e) to add or change any provision to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by S&P in its method of determining the Index. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners of 51% of the outstanding Units to add provisions to, or change or eliminate any of the provisions of, the Trust Agreement or to modify the rights of Beneficial Owners, although the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding Units if such amendment would (a) permit the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement; (b) reduce the interest of any Beneficial Owner in the Trust; or (c) reduce the percentage of Beneficial Owners required to consent to any such amendment.

Promptly after the execution of an amendment, the Trustee inquires of each DTC Participant, either directly or through a third party, as to the number of Beneficial Owners for whom such DTC Participant holds Units, and provides each such DTC Participant or third party with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to Beneficial Owners.

Termination of the Trust Agreement

The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time the net asset value of the Trust is less than $350,000,000, as adjusted for inflation in accordance with the CPI-U at the end of each year from (and including) 2002.

The Trust may be terminated (a) by the agreement of the Beneficial Owners of 66 2/3% of outstanding Units; (b) if DTC is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a comparable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to Units, or if the Trustee is no longer a participant in NSCC; (d) if S&P ceases publishing the DJIA; or (e) if the License Agreement is terminated. The Trust will be terminated if Units are delisted from the Exchange. The Trust is scheduled to terminate on the first to occur of (a) January 14, 2123 or (b) the date 20 years after the death of the last survivor of fifteen persons named in the Trust Agreement, the oldest of whom was born in 1994 and the youngest of whom was born in 1997.

The Trust will terminate if either the Sponsor or the Trustee resigns and a successor is not appointed. The Trust will also terminate if the Trustee is removed or the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties required under the Trust Agreement and a successor is not appointed. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trust is terminated as described above.

Prior written notice of the termination of the Trust must be given at least twenty (20) days before termination of the Trust to all Beneficial Owners. The notice must set forth the date on which the Trust will be terminated, the period during which the assets of the Trust will be liquidated, the date on which Beneficial Owners of Units (whether in Creation Unit size aggregations or otherwise) will receive in cash the NAV of the Units held, and the date upon which the books of the Trust shall be closed. The notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor Portfolio Deposits will be accepted, and that, as of the date thereof, the portfolio of stocks delivered upon redemption shall be identical in composition and weighting to Portfolio Securities as of such date rather than the stock portion of the Portfolio Deposit as in effect on the date request for redemption is deemed received. Beneficial Owners of Creation Units may, in advance of the Termination Date, redeem in kind directly from the Trust.

Within a reasonable period after the Termination Date, the Trustee shall, subject to any applicable provisions of law, sell all of the Portfolio Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred because of any such sale. The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a stock, the closing or restriction of trading on a stock exchange, the outbreak of hostilities or the collapse of the economy. The Trustee shall deduct from the proceeds of sale its fees and all other expenses and transmit the remaining amount to DTC for distribution, together with a final statement setting forth the computation of the gross amount distributed. Units not redeemed before termination of the Trust will be redeemed in cash at NAV based on the proceeds of the sale of Portfolio Securities, with no minimum aggregation of Units required.

LEGAL OPINION

The legality of the Units offered hereby has been passed upon by Davis Polk & Wardwell LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AND FINANCIAL STATEMENTS

The financial statements as of October 31, 2018 included in this prospectus have been so included in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, 101 Seaport Boulevard, Suite 500, Boston, Massachusetts, given on the authority of said firm as experts in auditing and accounting.

CODE OF ETHICS

The Trust has adopted a code of ethics in compliance with Rule 17j-1 requirements under the 1940 Act. Subject to pre-clearance, reporting, certification and other conditions and standards, the code permits personnel subject to the code, if any, to invest in Index Securities for their own accounts. The code is designed to prevent fraud, deception and misconduct against the Trust and to provide reasonable standards of conduct. The code is on file with the SEC and available on the SEC’s Internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

INVESTMENT BY AN UNDERTAKING FOR COLLECTIVE INVESTMENT IN TRANSFERABLE SECURITIES

The Trustee has reviewed the investment characteristics and limitations of the Trust and believes that, as of January 18, 2019, the Trust qualifies as an undertaking for collective investment (“UCI”) for purposes of the Luxembourg law of 17 December 2010. However, an Undertaking for Collective Investment in Transferable Securities should consult its own counsel regarding the qualification of the Trust as a UCI before investing in the Trust.

INFORMATION AND COMPARISONS RELATING TO

SECONDARY MARKET TRADING AND PERFORMANCE

One important difference between Units and conventional mutual fund shares is that Units are available for purchase or sale on an intraday basis on the Exchange at market prices. In contrast, shares in a conventional mutual fund may be purchased or redeemed only at a price at, or related to, the closing net asset value per share, as determined by the fund. The table below illustrates the distribution relationship of bid/ask spreads to NAV for 2018. This table should help investors evaluate some of the advantages and disadvantages of Units relative to mutual fund shares purchased and redeemed at prices at, or related to, the closing net asset value per share. Specifically, the table illustrates in an approximate way the risks of purchasing or selling Units at prices less favorable than closing NAV and, correspondingly, the opportunities to purchase or sell at prices more favorable than closing NAV.

Frequency Distribution of Discounts and Premiums for the Trust:

Bid/Ask Price vs. NAV as of 12/31/18(1)(2)

Range		Calendar Quarter Ending 3/29/2018	Calendar Quarter Ending 6/29/2018	Calendar Quarter Ending 9/28/2018	Calendar Quarter Ending 12/31/2018	Calendar Year 2018
> 200 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
150 — 200 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
100 — 150 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
50 — 100 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
25 — 50 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
0 — 25 Basis Points	Days	33	35	41	41	150
	%	54.1%	54.7%	65.1%	65.1%	59.8%
Total Days at Premium	Days	33	35	41	41	150
	%	54.1%	54.7%	65.1%	65.1%	59.8%
Closing Price Equal to NAV	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
Total Days at Discount	Days	28	29	22	22	101
	%	45.9%	45.3%	34.9%	34.9%	40.2%
0 — –25 Basis Points	Days	28	29	22	22	101
	%	45.9%	45.3%	34.9%	34.9%	40.2%
–25 — –50 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
–50 — –100 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
–100 — –150 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
–150 — –200 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
< –200 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%

Close was within 0.25% of NAV 100% of the time throughout 2018.

(1)	Source: NYSE Holdings LLC

(2)	Currently, the bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m.

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)

as of 12/31/18*

The table below is provided to compare the Trust’s total pre-tax returns at NAV with the total pre-tax returns based on bid/ask price and the performance of the DJIA. Past performance is not necessarily an indication of how the Trust will perform in the future.

Cumulative Total Return**

	1 Year	5 Year	10 Year
Trust
Return Based on NAV(2)(3)(4)(5)	-3.60%	57.70%	238.46%
Return Based on Bid/Ask Price(2)(3)(4)(5)	-3.69%	57.75%	238.79%
DJIA	-3.48%	58.85%	244.34%

Average Annual Total Return**

	1 Year	5 Year	10 Year
Trust
Return Based on NAV(2)(3)(4)(5)	-3.60%	9.54%	12.97%
Return Based on Bid/Ask Price(2)(3)(4)(5)	-3.69%	9.54%	12.98%
DJIA	-3.48%	9.70%	13.16%

(1)	Currently, the bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m.

(2)	Total return figures have been calculated in the manner described above in “Summary — Trust Performance.”

(3)	Includes all applicable ordinary operating expenses set forth above in “Summary — Fees and Expenses of the Trust.”

(4)

Does not include the Transaction Fee which is payable to the Trustee only by persons purchasing and redeeming Creation Units as discussed above in “Purchases and Redemptions of Creation Units.” If these amounts were reflected, returns to such persons would be less than those shown.

(5)

Does not include brokerage commissions and charges incurred only by persons who make purchases and sales of Units in the secondary market as discussed above in “Exchange Listing and Trading — Secondary Trading on Exchanges.” If these amounts were reflected, returns to such persons would be less than those shown.

*	Source: NYSE Holdings LLC and State Street Global Advisors Trust Company.

**

Total returns assume that dividends and capital gain distributions have been reinvested in the Trust at NAV on the Dividend Payment Date (see “Additional Information Regarding Dividends and Distributions”).

SPDR DOW JONES INDUSTRIAL AVERAGE ETF TRUST (“DIA”)

SPONSOR:

PDR SERVICES LLC

This prospectus does not include all of the information with respect to DIA set forth in its Registration Statement filed with the SEC in Washington, D.C. under the:

•	Securities Act of 1933 (File No. 333-31247) and

•	Investment Company Act of 1940 (File No. 811-09170).

To obtain copies from the SEC at prescribed rates—

CALL: 1-800-SEC-0330

VISIT: http://www.sec.gov

No person is authorized to give any information or make any representation about DIA not contained in this prospectus, and you should not rely on any other information. Read and keep both parts of this prospectus for future reference.

PDR Services LLC has filed a registration statement on Form S-6 and Form N-8B-2 with the SEC covering the Units. While this prospectus is a part of the registration statement on Form S-6, it does not contain all the exhibits filed as part of the registration statement on Form S-6. You should consider reviewing the full text of those exhibits.

Prospectus dated February 12, 2019